As filed with the Securities and Exchange Commission on July 31, 2017

Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment	☐
Post-Effective Amendment No. 124	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 127	☒

(Check appropriate box or boxes)

DRIEHAUS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Address of Principal Executive Offices, including Zip Code)

(312) 587-3800

(Registrant’s Telephone Number, including Area Code)

JANET L. MCWILLIAMS, ESQ.

DRIEHAUS CAPITAL MANAGEMENT LLC

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Name and Address of Agent for Service)

COPY TO:

CATHY G. O’KELLY, ESQ.

VEDDER PRICE P.C.

222 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	On August 4, 2017 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A is being filed for the purpose of establishing a new series, Driehaus Small Cap Growth Fund. This Amendment is not intended to amend the prospectus or statement of additional information of the other series of the Registrant.

PROSPECTUS

August __, 2017

25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

Driehaus Small Cap Growth Fund

Investor Share Class: DVSMX

Institutional Share Class: DNSMX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Driehaus Small Cap Growth Fund

Investor Class: DVSMX    Institutional Class: DNSMX

Investment Objective

Driehaus Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor*	Institutional*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None	None
Maximum Deferred Sales Charge	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%
Other Expenses**	0.89%	0.64%

Total Annual Fund Operating Expenses	1.49%	1.24%
Expense Reimbursement***	(0.29)%	(0.29)%

Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.95%

*    A shareholder may be required to pay a commission to their financial intermediary.

**    “Other Expenses” are estimated for the current year because the Fund does not expect to commence operations until August 21, 2017.

***    Driehaus Capital Management LLC, the Fund’s investment adviser (the “Adviser”), has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and 0.95% of average daily net assets for the Institutional Shares until the earlier of the termination of the investment advisory agreement, by the Board of Trustees or the Fund’s shareholders, or August 20, 2020. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on August 21, 2017, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver / expense reimbursement as well as the current operating expense cap.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for each of the three years in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor	$122	$381
Institutional	$ 97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information is not included since the Fund has not commenced operations as of the date of this Prospectus.

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Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalization (“small cap”) companies. For purposes of the Fund, the investment adviser currently considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. As of the date of this Prospectus, approximately 96% of the Russell 2000® Growth Index consisted of companies with a market capitalization of less than $6.0 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. small cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies above the capitalization range of the Russell 2000® Growth Index. The Fund may invest in companies with limited operating histories.

The Fund expects to frequently and actively trade its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. This decision involves evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in small cap companies. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small-Cap Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The Fund may also invest in the securities of micro-cap companies, which may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price

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movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Health Care Securities Risk. Because the Fund has a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long term impact, reductions in government funding and the unpredictability of winning government approvals.

Information Technology Securities Risk. Because the Fund has a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s Investor shares annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

The Fund expects to commence operations as a series of the Driehaus Mutual Funds on August 21, 2017, when it succeeds to the assets of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., (together, the “Limited Partnerships”), which were managed by the same investment team with substantially the same investment objective, policies and philosophies as the Fund. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under

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the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. Accordingly, future Fund performance may be different than the Predecessor Partnership’s past performance. After-tax performance returns are not included for the Predecessor Partnership. The Predecessor Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies. The Limited Partnerships’ financial information is included in the Fund’s Statement of Additional Information.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 20.08% (quarter ended 9/30/13) and the lowest return for a quarter was -25.82% (quarter ended 12/31/09).

Average Annual Total Returns as of December 31, 2016	1 year	5 years	10 years
Driehaus Small Cap Growth Fund — Investor Shares
Return Before Taxes	10.72%	14.85%	8.96%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Driehaus Small Cap Growth Fund — Institutional Shares	10.72%	14.85%	8.96%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.73%	7.75%

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James,	Michael Buck,
Portfolio Manager of DCM	Assistant Portfolio Manager of DCM
Portfolio Manager of the Fund	Assistant Portfolio Manager of the Fund
since 8/17	since 8/17

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor	$10,000	$2,000	$2,000	$500	$100	$300
Institutional	$500,000	None	$500,000	None	N/A	N/A

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

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Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information About the Fund

Goal of the Fund

Driehaus Small Cap Growth Fund (the “Fund”) strives to increase the value of your investment (capital appreciation). In other words, the Fund tries to buy equity securities with a potential to appreciate in price. Because stock markets in general, and the individual securities purchased by the Fund, go down in price as well as up, you may lose money by investing in the Fund. The Fund is a specialized investment vehicle and should be used as part of your overall investment strategy to diversify your holdings. The Fund is a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Please review all the disclosure information carefully.

Who May Want to Invest in the Fund

The Fund may be an appropriate investment if you:

•	Are not looking for current income
•	Are prepared to receive taxable capital gains
•	Are willing to accept higher risk in exchange for potentially higher returns
•	Can tolerate the increased price volatility, and other risks associated with growth style investing
•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long term

Investment Adviser

The Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of June 30, 2017, the Adviser managed approximately $8.8 billion in assets.

Investment Philosophy

The Adviser employs an active, growth equity investment philosophy that focuses on identifying company-specific growth inflection points and exploiting how stocks trade during subsequent periods. The Adviser believes markets tend to misprice stocks of companies following positive growth inflections and that these inefficiencies often follow predictable and exploitable patterns. Specifically, following a positive trend change in a company’s potential or expected earnings growth trajectory, the Adviser believes investors often underestimate the future magnitude, acceleration and/or duration of earnings growth as they anchor their views to past information about the company. Additionally, the Adviser believes investors may underestimate the multiple expansions that follow growth inflections. The Adviser looks to exploit these inefficiencies by using fundamental and macro research to capitalize on the behavioral dynamics of the market. The Adviser will sell a holding based on a number of factors including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. This investment philosophy trades actively and may result in high portfolio turnover. High portfolio turnover in any year may result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Fund Distributions

The Fund intends to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing Fund shares through a tax-advantaged account (such as an IRA), buying Fund shares at a time when the Fund has substantial undistributed income or gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover of the Fund, a greater percentage of capital gains may be paid each year by the Fund with a significant percentage of those capital gains constituting short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes. You should consult your tax advisor regarding your tax situation.

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Investment Objectives and Principal Investment Strategies

The investment objective of the Driehaus Small Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of small cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. small cap companies. For purposes of the Fund, the Adviser currently considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. As of the date of this Prospectus, approximately 96% of the Russell 2000® Growth Index consisted of companies with a market capitalization of less than $6 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash, money market mutual funds or similar cash equivalents. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Principal Risks

This section contains greater detail on the risks an investor would face as a shareholder in the Fund based on the Fund’s investment objectives and strategies.

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small-Cap Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The Fund may also invest in the securities of micro-cap companies, which may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount

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of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Health Care Securities Risk. Because the Fund has a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long term impact, reductions in government funding and the unpredictability of winning government approvals.

Information Technology Securities Risk. Because the Fund has a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

High Rates of Turnover. The Fund’s annual turnover rate indicates changes in its portfolio investments. The Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. It is anticipated that the Fund will experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Fund. Securities sold by the Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of growth stocks, the Fund is likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Manager Risk. How the Adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy successfully.

Other Investment Strategies and Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors. Of course, there can be no assurance that the Fund will achieve its investment objective. There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Statement of

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Additional Information (“SAI”). In addition to the principal risks discussed in the Fund Summary, the Fund’s investments involve additional potential risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. The Fund may not use all of these techniques or strategies or might only use them from time-to-time.

Recent Market Events Risk. The domestic and foreign equity and debt capital markets have experienced unprecedented volatility in the past several years. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. In response to the crisis, the U.S. government, the Federal Reserve and certain foreign banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support could negatively impact financial markets generally as well as result in higher interest rates, increased market volatility and reduce the value and liquidity of certain securities.

Impact of Certain Investments. The Fund may invest in a variety of securities, including those sold in initial public offerings and derivatives. Such investments may have a magnified performance impact on the Fund depending on the Fund’s size. The Fund may not experience similar performance as its assets grow or its investments change.

Depositary Receipts. The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.

Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

The Fund’s Board has adopted liquidity determination procedures (“Liquidity Procedures”) for the Fund that delegate the responsibility for determining the liquidity status of all securities and other instruments held by the Fund to the Fund’s investment adviser consistent with applicable guidance. The Liquidity Procedures provide for active monitoring of portfolio liquidity by the Fund’s investment adviser with quarterly reporting to the Board.

Convertible Securities. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. The Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

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Debt Securities Risks. The Fund may invest up to 20% of its total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the Fund’s share price. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Repurchase Agreements. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

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Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. government securities). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The Fund’s portfolio holdings information is available at www.driehaus.com.

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Management of the Fund

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of June 30, 2017, managed approximately $8.8 billion in assets.

The Fund will pay the Adviser an annual investment management fee on a monthly basis as follows:

Fund	As a percentage of average daily net assets
Driehaus Small Cap Growth Fund	0.60%[1]

1     The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, and other investment-related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until the earlier of the termination of the investment advisory agreement or August 20, 2020. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on August 21, 2017, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund may be reviewed in the Fund’s annual report to shareholders for the fiscal year ending December 31, 2017. Shareholder reports may be obtained by calling 1-800-560-6111, or by visiting www.driehaus.com or the SEC’s web site at www.sec.gov.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Driehaus Small Cap Growth Fund

Portfolio Manager. Jeffrey James has been the portfolio manager for the Fund since its inception and is responsible for making investment decisions on behalf of the Fund. Mr. James was the portfolio manager for the Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. These are the predecessor limited partnerships to the Fund.

Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. In 1997, Mr. James joined the Adviser as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Adviser’s Micro Cap Growth Strategy and in 2006 for the Adviser’s Small Cap Growth Strategy. Mr. James is also the portfolio manager of the Driehaus Micro Cap Growth Fund, another series of the Trust.

Assistant Portfolio Manager. Michael Buck is the assistant portfolio manager of the Fund, a position he has held since the Fund’s inception. In this role, he supports Mr. James with investment research, security selection and portfolio construction. Mr. Buck has investment decision-making responsibilities for the Fund, subject to Mr. James’s

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approval. Mr. Buck was the assistant portfolio manager for the Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. These are the predecessor limited partnerships to the Fund.

Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined the Adviser, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is the assistant portfolio manager for the Adviser’s Micro Cap Growth Strategy and for the Adviser’s Small Cap Growth Strategy. He is also the assistant portfolio manager of the Driehaus Micro Cap Growth Fund, another series of the Trust.

The SAI provides additional information about the portfolio manager’s and assistant portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to its shareholders.

Administrator. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is the administrator for the Fund. In such capacity, BNY Mellon assists the Fund in aspects of its administration and operation, including certain accounting services.

Transfer Agent. BNY Mellon is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder account records.

Custodian. The Northern Trust Company (the “Custodian”) is the custodian for the Fund.

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Shareholder Information

Net Asset Value

The Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at the Fund’s net asset value per share next calculated after receipt of your purchase or redemption order in good form. Net asset value per share of each class is determined by dividing the value of the Fund’s assets attributable to that class, less its liabilities attributable to that class, by the number of outstanding shares of that class of the Fund. The Fund’s holdings are typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued by the Adviser’s Pricing Committee using methods approved by the Board of Trustees when securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available or are determined not to be reasonable.

Available Share Classes

Investor Shares

The Investor class:

•	is designed for individuals, trusts, estates, corporations, endowments, foundations and other investors who purchase shares directly from the Fund or through a financial intermediary.
•	does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries.
•	may make shareholder services fee payments at an annual rate of up to 0.25% of the Fund’s Investor class average daily net assets.
•	generally requires a $10,000 initial minimum investment, although the minimum may be waived at the discretion of DS LLC.

Institutional Shares

The Institutional class:

•	is designed to be sold to corporations, endowments and foundations, charitable trusts, retirement plans, wrap fee plans and other programs charging asset based fees, brokers, registered investment advisors, banks and bank trust programs, investment companies and other pooled investment vehicles and certain individuals meeting the investment minimum or other specific criteria.
•	may be purchased directly from the Fund or through a financial intermediary.
•	does not impose sales charges and does not make any shareholder services fee payments or 12b-1 fee payments to financial intermediaries.
•	generally requires a $500,000 initial minimum investment, although the minimum may be waived at the discretion of DS LLC.

Opening an Account

1)	Read this Prospectus carefully.

2)	The Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor	$10,000	$2,000	$2,000	$500	$100	$300
Institutional	$500,000	None	$500,000	None	N/A	N/A

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3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Fund, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Fund accepts:
•	Your personal check, preprinted with your name and address
•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Fund accepts only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash
•	Credit cards
•	Cashier’s/Official checks
•	Bank drafts
•	Third party checks
•	“Starter” checks that do not have a printed name and address on them
•	Travelers checks
•	Credit card checks
•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
P.O. Box 9817	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581-1722

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Wire instructions can be obtained from Shareholder Services by calling 1-800-560-6111, from the account application or at the Fund’s web site at www.driehaus.com.

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3)	Through Automatic Investment Plan. Additional investments in Investor shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan. This plan is not available for Institutional shares.

4)	Through ACH. Additional investments in shares of the Fund may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Fund does not accept initial investments through ACH. Instructions to purchase shares of the Fund by ACH which are received prior to close of the NYSE receive the net asset value calculated on the next business day. Instructions to purchase shares of the Fund by ACH received after the close of the NYSE receive the net asset value calculated on the second business day after receipt.

5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Fund or DS LLC. However, unless waived, the Fund will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan (Investor share class only) or make additional investments in shares of the Fund by ACH should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the “By Mail” section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call Shareholder Services at 1-800-560-6111 or visit www.driehaus.com.

Financial Intermediaries and Shareholder Servicing

Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Fund. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Fund when the Intermediary accepts the order. In certain instances, an Intermediary may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Fund’s behalf. The Intermediary is liable to the Fund for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

An investor transacting in Fund shares may be required to pay their Intermediary a commission for executing such transactions.

Some Intermediaries charge a fee for shareholder administrative and/or sub-transfer agency services that they provide to Fund shareholders on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually for Investor shares, of the average value of accounts for which the Intermediary provides services. The Investor shares of the Fund pays all or a portion of this fee at an annual rate of up to 0.25% of the Investor class average daily net assets, which is intended to compensate the Intermediary for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Fund. These shareholder services fees are reflected in the “Other Expenses” line that appears in the Fund’s fee table in the Fund Summary section.

DS LLC makes payments, and the Adviser reimburses DS LLC for such payments, out of its own resources to Intermediaries for providing shareholder servicing or distribution related activities. The Fund’s Investor shares may reimburse DS LLC for payments it makes to Intermediaries for shareholder services at a rate not to exceed 0.25% of the Fund’s Investor class average daily net assets. No payments are made by the Fund for distribution related activities of the Fund.

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The Fund’s Institutional shares do not pay fees to Intermediaries or reimburse DS LLC for payments it makes to Intermediaries in connection with shareholder administrative and/or sub-transfer agency services or any other services that an Intermediary may provide to its clients.

General Purchase Information

Shares of the Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund does not generally sell shares to persons or entities, including foreign financial institutions, foreign shell banks and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Fund reserves the right to sell shares to such persons or entities residing outside of the U.S., its territories and possessions. The Fund reserves the right not to accept any purchase order. The Fund also reserves the right to change its investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-advantaged account (such as an IRA), buying Fund shares at a time when a Fund has substantial undistributed income or gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Fund at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
P.O. Box 9817	4400 Computer Drive
Providence, RI 02940	Westborough, MA 15181-1722

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.” Redemption proceeds will be net of any applicable redemption fees.

2)	By Telephone. You will automatically have the telephone redemption by check privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you mark the appropriate box(es) and provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Fund reserves the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

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3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Fund to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds less any applicable redemption fee, can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Funds. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Fund. The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

Class	Minimum Account Value	Minimum IRA Account Value
Investor	$5,000	$1,500
Institutional	$250,000	$250,000

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed. For Institutional Shares purchased directly from the Fund, the Fund reserves the right to automatically convert Institutional Shares in your account to Investor Shares rather than redeem those shares if your account falls below $250,000. The Fund would notify you if it intends to convert your shares and you would have 30 days to increase the account before the shares are converted. If your shares are converted, the conversion will have no effect on the value of your investment in Institutional Shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or less than the number of shares you owned before the conversion, depending on the net asset value of the Investor share class compared to the Institutional share class. Shareholders generally will not recognize gain or loss for federal income tax purposes on the conversion of their Institutional Shares to Investor Shares of the Fund.

In-Kind Redemptions. The Fund generally intends to pay all redemptions in cash. However, the Fund may elect to pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the Fund, whichever is less, during normal and stressed market conditions. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

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The Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Funds typically expects to pay redemption proceeds, less any applicable fees (including redemption fees), as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record.

2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Fund to do so, the Fund may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if the Fund delays payment of the proceeds. For payments sent by wire or ACH, the Fund is not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

The Fund typically expects to effect sales of portfolio assets and use cash or cash equivalents to meet its redemption requests. In normal and stressed market conditions, the Fund may also access amounts available to it under its line of credit to meet redemption requests, if necessary, and the Fund may effect an “in-kind redemption” under the circumstances described above. The Fund may use redemption fees to help mitigate dilution and address transaction costs associated with shareholder activity.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Fund, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Fund for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Fund needs to maintain cash or liquidate portfolio holdings to meet redemptions. The Fund may be particularly susceptible to risks of short-term trading because it invests in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Fund’s valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Fund. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Fund waives the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Fund, for investors in certain wrap programs and otherwise, at the Fund’s discretion. The Fund reserves the right to modify or terminate these waivers at any time.

The Fund’s Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Fund

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receives a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Fund’s rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Fund also may limit the number of exchanges a shareholder can make between the Fund and other series of the Trust.

Shares of the Fund may be purchased directly from the Fund (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Fund does not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently rely on the Intermediaries to comply with the Fund’s policies and procedures on frequent purchases and redemptions. In some instances, the Fund allows an Intermediary to impose frequent trading restrictions that differ from those of the Fund. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Fund may direct any Intermediary to block any shareholder account from future trading in the Fund if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

Shareholder Services and Policies

Exchanging Shares. Any shares of the Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) has (have) the same transfer agent, is (are) available for purchase, the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of the Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless you indicate on your application that you do not want this privilege. The Fund reserves the right to limit the number of exchanges between Funds and to reject any exchange order. The Fund reserves the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

You may also exchange shares of the Fund for a different class of shares offered by the Fund, provided that you meet the eligibility requirements for that class, including the minimum investment requirements. For federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally will not result in recognition of a gain or loss by the exchanging shareholder.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Fund’s discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities

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Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with these types of transactions as compared to written requests. Although the Fund employs reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Fund or its service providers fail to employ these measures. In such cases, the Fund or its service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Fund reserves the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Delivery of Written Requests. Neither the U.S. Postal Service nor other independent delivery services are agents of the Fund. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box of purchase orders and redemption requests do not constitute receipt by the Transfer Agent.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, the Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Fund by telephone, requests may be mailed to the Fund at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Fund by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of the Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by the Fund are automatically reinvested in additional shares of the Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Distributions and Taxes

Payment of Dividends and Other Distributions. The Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). Dividends and distributions are generally paid once a year. The Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98.2% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. The Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. Because the Fund succeeded to the tax basis of the assets of the predecessor limited partnerships, shareholders should be aware that, as portfolio securities that were received from the limited partnerships are sold, any capital gain that existed at the time the Fund acquired the securities from the limited partnerships, along with any appreciation that occurred while the Fund held the securities, may be recognized by the Fund, and such recognized gain, if any, will be distributed to Fund shareholders as dividends or distributions and will be taxable to them for federal income tax purposes.

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Federal Income Tax Status of Dividends and Other Distributions. Distributions by the Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by the Fund from foreign corporations are not expected to qualify for the dividends received deduction and dividends received from certain foreign corporations may not qualify for treatment as qualified dividend income. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

Taxability of Distributions to Individuals and Other Noncorporate Shareholders

(taxable years beginning in 2017)

Type of Distribution	Federal Income Tax Rate for 15% Bracket or lower	Federal Income Tax Rate for 25%, 28%, 33% and 35% Bracket	Federal Income Tax Rate for 39.6% Bracket
Income Dividends	ordinary income rate	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%	20%
Qualified Dividend Income	0%	15%	20%

In addition, an additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable. The Fund does not expect to qualify to make an election to “pass through” to the Fund’s shareholders foreign income taxes paid by the Fund. As a result, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In addition, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. If you buy shares before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, the Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return.

Redemption of Fund Shares. Unless a shareholder is a tax-exempt investor or investing through a tax-advantaged account, a redemption or exchange of Fund shares is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the

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gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. For federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally will not result in recognition of a gain or loss by the exchanging shareholder.

Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;

•	An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.

Cost Basis Reporting. The Fund is required to report to the IRS, and to furnish to Fund shareholders, detailed cost basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”), that are redeemed on or after that date. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption, and (iii) the holding period for the redeemed shares. The Fund’s default method for calculating the cost basis of covered shares is the average cost basis. You should contact your tax or other advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method other than the default average cost basis. If you wish to change your cost basis methodology, please see the Cost Basis Election Form at www.driehaus.com or call 1-800-560-6111. If you hold your Fund shares through a financial intermediary, please contact your representative regarding the reporting of cost basis and available elections for your account.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary as of July 31, 2017. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of any Fund shares before making an investment in the Fund.

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Financial Highlights — Driehaus Small Cap Growth Fund

The financial highlights table is not included since the Fund has not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION

More information on these Fund is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone

Call 1-800-560-6111

By Mail

Write to:

Driehaus Mutual Funds

P.O. Box 9817

Providence, RI 02940

On the Internet

Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-8090) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549-1520 (a duplicating fee is charged).

© 2017, Driehaus Mutual Funds

1940 Act File No. 811-07655

Statement of Additional Information Dated August     , 2017

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS SMALL CAP GROWTH FUND (the “Fund”)

Investor Class: DVSMX

Institutional Class: DNSMX

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Fund’s prospectus dated August     , 2017 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.

GENERAL INFORMATION AND HISTORY

Driehaus Small Cap Growth Fund (the “Fund”) is a series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as of the date of this SAI has ten series, including the Fund. The Trust or the Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Fund commenced operations on December 31, 1997.

The Fund offers two classes of shares: Investor Shares and Institutional Shares. The classes of the Fund pay pro rata the costs of management of the Fund’s portfolio, including the advisory fee. Each class of the Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of the Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to the applicable class of shares, and all shares of a class have equal rights to the residual assets of that class in the event of liquidation of the Fund.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund or an individual class of a Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund or one class of a Fund, in which case shareholders of the unaffected Funds or class are not entitled to vote on such matters.

The Fund expects to commence operations on August 21, 2017 after succeeding to the assets of Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. (the “Predecessor Limited Partnerships”).

Forum for Adjudication of Disputes. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act (the “Delaware Act”) or the Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior

1

Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware or (ii) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Fund which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Fund’s style, the Fund’s gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

Cyber Security Risk

With the increased use of technologies such as the Internet and the use of electronic data, the Fund and its third-party service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third-party service provider (including, but not limited to, the Adviser, administrator, custodian and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or

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other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. Although the Fund and its service providers have business continuity plans and other safeguards in place, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

American Depository Receipts

The Fund may purchase foreign securities in the form of American Depositary Receipts (“ADRs”). Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Generally, ADRs are designed for the U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

Warrants

The Fund may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

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Short Sales

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Line of Credit

Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is not available to the Fund.

Portfolio Turnover

Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

Derivatives

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing or certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of mutual funds to invest in derivatives.

Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Fund may enter into conventional exchange-traded and non exchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.

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Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of derivatives may depend on the Adviser’s ability to correctly forecast changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. No assurance can be given that any strategy used will succeed. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

The Fund may use equity linked certificates/notes/swaps (all derivatives) to further its investment objectives. In buying such derivatives, the Fund could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If the Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.

A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which the Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, the Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of the Fund to enter into swap agreements or limit the ability of the Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

To the extent the Fund uses interest rate, currency and index swaps, it intends to use them as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount

5

from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Options on Securities and Indexes. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price

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on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500® Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index), as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. the Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any futures transaction may depend on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted;

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

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however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements

8

during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided that the Board determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Fund. The Fund intends to limit its use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Fund were no longer able to claim the exemption, the Adviser would be required to register as a “commodity pool operator,” and the Adviser and the Fund would be subject to regulation under the Commodity Exchange Act.

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

The Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or

9

acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

INVESTMENT RESTRICTIONS

The Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares. The Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

The Fund is diversified and will seek shareholder approval if it elects to become non-diversified in the future.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for

[2]

For purposes of this investment restriction, the Fund uses industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry.

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purposes of restriction number 2 above. The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contact transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security for purposes of restriction number 6 above.

The Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small cap companies.

The Fund will notify its shareholders at least 60 days prior to any change in the policies described in (6) above.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline. With respect to the investment restriction related to borrowing, the Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS

It is the policy of the Fund, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on

11

the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer or the duties owed by the Fund to its shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.

Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent counsel to the Trust’s Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Fund, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Fund, DCM or DS LLC, such as the Fund’s custodian; the Fund’s administrator and transfer agent; DCM’s proxy-voting service; the Fund’s pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.

Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries unless the Disclosure Conditions are satisfied. However, the Fund, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, in discussions about the Fund with current and prospective institutional shareholders and/or their advisors conducting due diligence about the Fund, the Adviser may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Fund and the Adviser do not believe that these disclosures will disadvantage the Fund.

The Fund will post performance figures on its web site within seven business days after month-end. The Fund will post Portfolio Holdings, including top five holdings, on its web site 30 days after month-end. Sector and country weightings and performance attribution will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the web site posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.

The Fund’s Portfolio Holdings posted on the web site and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in the Fund’s best interest to do so.

DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.

DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-

12

approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, Chief Legal Officer and Chief Compliance Officer, working with the Trust’s counsel, are responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure related to the Fund’s disclosure of portfolio holdings. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, DCM and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.

The Fund’s Portfolio Holdings must be filed with the SEC within 60 days of quarter-end. The Portfolio Holdings are available on the Fund’s web site at www.driehaus.com within five business days after filing with the SEC and are available on the web site for at least six months from the posting date.

PURCHASES AND REDEMPTIONS

How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.

The Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.

The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments) attributable to such class, plus any cash or other assets attributable to such class, minus all liabilities (including accrued estimated expenses on an annual basis) attributable to such class, by (ii) the total number of outstanding shares of such class of the Fund. Investment securities, including ADRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (a) the last bid prices or (b) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq

13

official closing price or if there were no sales, at the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.

In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.

Trading in securities on most over-the-counter markets is normally completed well before the close of the NYSE. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time.

Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under direction of the Board.

The Fund uses independent pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last quoted sale price on the exchange where the security is primarily traded. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

Long-term debt obligations held long are valued at the representative quoted bid prices for such securities. Long-term debt obligations sold short will be valued at the representative quoted asked price for such securities. When the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed above. Debt securities with maturities of 60 days or less are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest.

U.S. government securities are traded in the over-the-counter market and are valued at the last available bid price. Securities with a demand feature exercisable within one to seven days are valued at par. U.S. government securities that are sold short are valued at the last available asked price. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

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TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each series of the Trust and to provide oversight of the management of the Trust. More than 75 percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust, which as of the date of this SAI consists of ten series, including the Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	None.

INDEPENDENT TRUSTEES:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairperson	Since 1996 Since 2014	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None.

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor since 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. 1987-2014	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

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The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	President	Since 2017	Interim President and Interim Chief Executive Officer of Adviser and USVI since March 2017; President of the Trust since March 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014-2016; Chief Executive Officer, Spider Management Company, LLC from 2012-2013; Chief Executive Officer, Ardmore Investment Partners from 2009-2012; Chairman of Board of Trustees, Context Capital Funds from 2014-2017; Director, Spider Management Company, LLC since 2012; and Trustee, Copeland Trust from 2010-2017.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

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Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of five Independent Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) and one Interested Trustee. The Board has appointed an Independent Trustee to serve as Chairperson of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee with the Trust and the number and nature of funds (including the Fund) within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee currently also has familiarity with the Fund, the Adviser and the Distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her prior service as a Trustee of the Trust or as an Advisory Board Member. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Richard H. Driehaus. Mr. Driehaus has served as Trustee of the Trust since 1996 and served as President of the Trust from 1996 to 2011. He is Chairman of the Board and founder of the Adviser, the Distributor and USVI. In addition to his business experience as a chief executive officer, Mr. Driehaus has managed investments for over 40 years and currently serves as Chief Investment Officer of the Adviser. He serves on the Boards of Driehaus Capital Holdings LLLP, Driehaus Enterprise Management, Inc., Driehaus Trust Company, LLC, The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum. Mr. Driehaus’s role as Chief Investment Officer is structured to be compatible with the information barriers that apply to his investment and trading activity under the code of ethics adopted by the Adviser, the Distributor and the Trust. As the CIO, Mr. Driehaus sets the Adviser’s equity investment philosophy. However, he is prohibited on an on-going basis from engaging in stock-specific discussions with the investment personnel.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996 and Chairperson of the Board since June 2014. From 2008 through 2014, he served as President of Ludan, Inc., a real estate development services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly-owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

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Theodore J. Beck. Mr. Beck has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. He currently is President and Chief Executive Officer of National Endowment for Financial Education. From 1999 to 2005, Mr. Beck was Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin – Madison, and previously spent more than 20 years in senior management positions for Citibank/Citigroup. He also serves or has served on the Boards of the President’s Advisory Council on Financial Capability for Young Americans, President’s Advisory Council on Financial Capability, Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion and Jump$tart Coalition for Personal Financial Literacy. Mr. Beck previously served on the Boards of Wilshire Variable Insurance Trust and Wilshire Mutual Funds.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. He has served as Relationship Manager of Great Lakes Advisors, Inc. since 2008. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Christopher J. Towle. Mr. Towle has served as Trustee of the Trust since 2016. From 1987 to 2014, Mr. Towle was with Lord Abbett & Co., most recently as Partner, Portfolio Manager and Director of High Yield and Convertible Securities. He is a CFA® charterholder.

Dawn M. Vroegop. Ms. Vroegop has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. From 1999 to 2003, she was a Managing Director with Dresdner RCM Global Investors. She also serves on the Boards of Met Investor Series Trust, Metropolitan Series Fund, Inc. and City College of San Francisco Foundation. The Board of the Trust has determined that Ms. Vroegop is qualified as an “audit committee financial expert” as defined by the SEC.

Risk Oversight

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues.

The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Fund face. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of

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the Fund’s financial statements and the independent audit thereof; (2) the Fund’s accounting and financial reporting processes and internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held three meetings during the Trust’s last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and Daniel F. Zemanek. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) to oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairperson of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

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COMPENSATION OF TRUSTEES AND OFFICERS

Officers, except for the Chief Compliance Officer (“CCO”), and the Trustee affiliated with the Adviser serve without any compensation from the Trust. The Trust pays a portion of the CCO’s compensation. Trustees who are not affiliated with the Adviser (“Independent Trustees”) receive an annual retainer plus per meeting fees (which vary depending on whether the meeting is in person or telephonic). Independent Trustees also receive compensation for attendance at committee meetings. The Chairperson of the Board and the chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2016 to each of the Independent Trustees and the CCO:

Name of Trustee/Officer	Total Compensation From the Fund*	Total Compensation From the Trust
Theodore J. Beck (Trustee)	$—	$113,250
Francis J. Harmon (Trustee)	$—	$121,375
Christopher J. Towle (Trustee)	$—	$127,000
Dawn M. Vroegop (Trustee)	$—	$130,125
Daniel F. Zemanek (Trustee)	$—	$140,750
Michael R. Shoemaker (CCO)	$—	$133,788

*	Because the Fund did not commence operations until after fiscal year end, no fees were paid by the Fund for services to the Fund during the year.

TRUSTEES’ OWNERSHIP OF TRUST SHARES

As the Fund did not commence operations until after December 31, 2016, the Trustees did not own any shares of the Fund as of December 31, 2016.

The following table sets forth, for each Trustee, the dollar range of equity securities owned in all series of the Trust as of December 31, 2016.

	Interested Trustee	Independent Trustees
	Richard H. Driehaus	Theodore J. Beck	Francis J. Harmon	Christopher J. Towle	Dawn M. Vroegop	Daniel F. Zemanek
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 $100,000	Over $100,000

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PRINCIPAL SHAREHOLDERS

As of the date hereof, no persons were known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of the Fund.

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

More than 75 percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “Independent Trustees.” In addition to investing in the Fund and various other funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The Independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

As of December 31, 2016, no Independent Trustee or his or her immediate family members held the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser.

INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and distribution services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses, excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business at 1.20% of average daily net assets for the Investor Class and 0.95% of the average daily net assets for the Institutional Class of the Fund for a period of three years from the Fund’s commencement of operations on August 21, 2017. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years from the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses remain below the respective cap for each class.

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Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.

Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Fund’s portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Fund with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Fund’s voting activities and monitors voting activity for potential conflicts of interest.

In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Fund’s voting activities, enabling the Fund to monitor voting activities performed by the Adviser.

The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Fund’s best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.

Information regarding how the Fund voted proxies during the 12-month period ended June 30th is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Fund’s web site at www.driehaus.com and on the SEC’s web site at www.sec.gov.

Trade Allocation. The Adviser manages not only the Fund but other investment accounts, including accounts of affiliated persons of the Adviser. Simultaneous transactions may occur when the Fund and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions and prices for the Fund.

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Portfolio Managers

Description of Compensation. The portfolio manager and assistant portfolio manager are each paid a fixed salary plus a bonus. They each receive bonuses which are based on a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if the performance of the Fund exceeds certain percentile benchmarks when compared to its peer group (primarily using Lipper rankings) and/or certain risk adjusted return formulas, they each earn a specified additional percentage of the management fees paid by the registered investment companies and other accounts managed. They also each receive a bonus based on a percentage of any performance-based fees paid by the registered investment companies and other accounts managed, if applicable. Mr. Buck also receives a bonus based on a percentage of his salary, which has both subjective and objective components.

If the Adviser declares a profit sharing plan contribution, the portfolio manager and assistant portfolio manager also would receive such contribution. They are both eligible to participate in an equity purchase plan available to certain key employees of the Adviser. Mr. James is also a participant in a deferred compensation plan.

Other Accounts. The table below discloses other accounts for which the portfolio manager and assistant portfolio manager are primarily responsible for the day-to-day portfolio management as of December 31, 2016.

	Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
1.	Jeffrey James	Registered Investment Companies:	1	$396.6	0	$0
		Other Pooled Investment Vehicles:	4	$38.0	0	$0
		Other Accounts:	41	$593.1	4	$118.2

2.	Michael Buck	Registered Investment Companies:	1	$396.6	0	$0
		Other Pooled Investment Vehicles:	4	$38.0	0	$0
		Other Accounts:	38	$545.8	3	$86.5

As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company (each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both the Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by the Fund or that the Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for the Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for the Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.

Conflicts also may arise between the interests of the Fund and the interests of the Adviser and its

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affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, the Adviser’s affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Fund and the Accounts or when making trading decisions.

The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Fund or the Accounts. These policies and procedures include requirements that transactions by the Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by the Fund and the Accounts for compliance with the Adviser’s policies and procedures.

Securities Ownership. As of the date of this SAI, Messrs. James and Buck did not own any shares of the Fund since the Fund had not yet commenced operations.

DISTRIBUTOR

The shares of the Fund are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

As agent, DS LLC will offer shares of the Fund on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund. As principal underwriter to the Trust, DS LLC enters into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares and makes payments to such entities for distribution related activities as well as shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. DS LLC will offer the Fund’s shares only on a best-efforts basis.

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Fund. The asset-based fee for administration and accounting services for the Fund is calculated as follows:

0.07% of the first $200 million of average net assets;

0.06% of the next $200 million of average net assets;

0.05% of the next $200 million of average net assets; and

0.04% of average net assets in excess of $600 million;

and a base annual fee of $30,000.

In addition, BNY Mellon is also reimbursed for out-of-pocket expenses.

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CUSTODIAN

The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, is the Fund’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT

BNY Mellon, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Fund’s transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, BNY Mellon provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

OTHER SHAREHOLDER SERVICES

The Fund has adopted a Shareholder Services Plan for the Investor Shares that authorizes the Fund to make payments for services provided on behalf of the Fund. Payments may be made to banks, other institutions and service professionals (including investment advisers and broker-dealers) and other entities for certain services to investors in the Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Fund may request. The Plan allows for annual payments not to exceed 0.25% of the Fund’s Investor class average daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the Fund’s independent registered public accounting firm (“auditors”). The auditors audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the Independent Trustees.

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FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and, therefore, it does not have any financial statements. The Fund’s financial statements will be available beginning with the annual report dated December 31, 2017.

Simultaneous with the commencement of the Fund’s operations, the Fund succeeded to the assets of the Predecessor Limited Partnerships, which were managed by the same portfolio management team as the Fund. The Predecessor Limited Partnerships were managed by the Adviser with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnerships’ audited financial information for the years ended December 31, 2016 and December 31,

2015 is included at Appendix B.

PORTFOLIO TRANSACTIONS

The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution with a view to providing the Fund the most favorable terms reasonably available under the circumstances. The best price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These factors include the Adviser’s knowledge of: negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the financial stability of the broker or dealer selected and such other brokers or dealers; and actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions.

To the extent directed by management of the Fund, the Adviser will execute purchases and sales of portfolio securities for the Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser may select a broker or dealer that furnishes it with brokerage or research services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause the Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the brokerage or research services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services

27

and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Fund, to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Fund. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve the Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years) are currently distributed to shareholders. In order to qualify for such provisions, the Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may invest in some investments.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified

28

dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.

Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.

The Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. If the Fund receives dividends from another fund that qualifies as a regulated investment company and the other fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the other fund. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to shareholders annually.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before the Fund pays a dividend or distribution will, in effect, receive a return of a portion of his, her or its investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his, her or its tax basis, except as set forth above with respect to returns of capital.

The Fund may engage in certain options, futures, forwards, swaps, short sales, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the

29

holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.

For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The Fund may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its

30

portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

The Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.

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A shareholder who redeems or exchanges shares of the Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain is taxable to individual and other non-corporate shareholders at a maximum federal income tax rate of 20%. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss.    If a shareholder realizes a loss on the redemption of the Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.

Cost Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged arrangement, such as a 401(k) or an IRA.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, which is the average cost basis, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a financial intermediary, please contact that intermediary with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is

32

not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributed to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributed to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in the Fund’s shares.

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APPENDIX A – RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings by Moody’s

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by S&P

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

APPENDIX B– FINANCIAL STATEMENTS

Below are the audited financial statements for the Predecessor Limited Partnerships for the periods ended December 31, 2016 and December 31, 2015.

FINANCIAL STATEMENTS

Driehaus Institutional Small Cap, L.P.

Year Ended December 31, 2016

With Report of Independent Registered

Public Accounting Firm

B-2

Driehaus Institutional Small Cap, L.P.

Financial Statements

Year Ended December 31, 2016

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Institutional Small Cap, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Institutional Small Cap, L.P. (the Fund), including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Institutional Small Cap, L.P. at December 31, 2016, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 20, 2017

A member firm of Ernst & Young Global Limited

B-4	1

Driehaus Institutional Small Cap, L.P.

Schedule of Investments

December 31, 2016

Investments	Number of Shares	Fair Value
Equity securities: 100.98%
Information technology: 26.60%
Semiconductors and semiconductor equipment 10.02%
Acacia Communications, Inc.*	1,647	$101,702
Advanced Micro Devices*	25,230	286,108
Ichor Holdings, Ltd.*	16,266	175,998
Impinj, Inc.*	12,509	442,068
Inphi Corp.*	4,482	199,987
Monolithic Power Systems, Inc.	2,257	184,916
Silicon Laboratories, Inc.*	4,542	295,230
Silicon Motion Technology Corp - ADR	4,790	203,479
Versum Materials, Inc.*	6,738	189,136

		2,078,624
Electronic equipment, instruments and components: 4.93%
Cognex Corp.	2,428	154,469
Coherent, Inc.*	2,401	329,849
Fabrinet*	3,451	139,075
Littelfuse, Inc.	905	137,352
Orbotech, Ltd.*	7,825	261,433

		1,022,178
Communications equipment: 3.80%
Lumentum Holdings, Inc.*	10,426	402,965
Oclaro, Inc.*	43,068	385,459

		788,424
Internet software and services: 3.42%
GTT Communications, Inc.*	9,158	263,293
Mimecast, Ltd.*	6,222	111,374
Q2 Holdings, Inc.*	8,182	236,051
Quotient Technology, Inc.*	9,225	99,169

		709,887
Software: 3.39%
8X8, Inc.*	9,261	132,432
Gigamon, Inc.*	5,376	244,877
Proofpoint, Inc.*	1,559	110,143
Take-Two Interactive Software*	4,398	216,777

		704,229

See accompanying Notes to Financial Statements.

B-5	2

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
IT Services: 1.04%
Cardtronics, PLC - A*	2,124	$115,907
Euronet Worldwide, Inc.*	1,384	100,243

		216,150

Total information technology		5,519,492

Industrials: 17.78%
Machinery: 3.15%
Astec Industries, Inc.	1,656	111,714
Circor International Inc	2,225	144,358
John Bean Technologies Corp	1,569	134,856
Mueller Water Products Inc-A	19,767	263,099

		654,027
Building products: 2.98%
Gibraltar Industries, Inc.*	6,148	256,064
Patrick Industries, Inc.*	4,745	362,044

		618,108
Airlines: 2.55%
Copa Holdings, SA - Class A	1,665	151,232
Spirit Airlines, Inc.*	6,525	377,537

		528,769
Air freight and logistics: 1.92%
Air Transport Services Group*	6,471	103,277
XPO Logistics, Inc.*	6,858	295,991

		399,268
Aerospace and defense: 1.61%
Heico Corp.	1,332	102,764
Mercury Systems, Inc.*	7,640	230,881

		333,645
Trading companies and distributors: 1.43%
Siteone Landscape Supply, Inc.*	3,278	113,845
Univar, Inc.*	6,416	182,022

		295,867

See accompanying Notes to Financial Statements.

B-6	3

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Road and rail: 1.34%
Covenant Transport Group - Class A*	5,070	$98,054
Knight Transportation, Inc.	5,421	179,164

		277,218
Commercial services and supplies: 1.19%
Advanced Disposal Services*	5,551	123,343
Multi-Color Corp.	1,604	124,470

		247,813
Construction and engineering: 1.06%
EMCOR Group, Inc.	1,571	111,164
Granite Construction, Inc.	1,991	109,505

		220,669
Electrical equipment: 0.55%
TPI Composites, Inc.*	7,156	114,782

Total industrials		3,690,166

Health care: 16.95%
Health care equipment and supplies: 6.06%
Align Technology, Inc.*	1,794	172,457
ICU Medical, Inc.*	729	107,418
Inogen, Inc.*	2,623	176,187
Nuvasive, Inc.*	1,702	114,647
NxStage Medical, Inc.*	4,881	127,931
Penumbra, Inc.*	1,702	108,588
Wright Medical Group, NV*	7,531	173,062
Zeltiq Aesthetics, Inc.*	6,383	277,788

		1,258,078
Biotechnology: 5.51%
Bluebird Bio, Inc.*	1,563	96,437
Blueprint Medicines Corp.*	12,436	348,830
Flexion Therapeutics, Inc.*	6,084	115,718
Loxo Oncology, Inc.*	7,412	238,036
Natera, Inc.*	9,161	107,275
Sage Therapeutics, Inc.*	2,447	124,944
Tesaro, Inc.*	829	111,484

		1,142,724

See accompanying Notes to Financial Statements.

B-7	4

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Life sciences tools and services: 3.32%
Accelerate Diagnostics, Inc.*	4,549	$94,392
Inc Research Holdings, Inc. - A*	3,177	167,110
Neogenomics, Inc.*	36,659	314,168
Patheon, NV*	3,917	112,457

		688,127
Health care providers and services: 1.05%
HealthEquity. Inc.*	5,356	217,025
Pharmaceuticals: 1.01%
Aclaris Therapeutics, Inc.*	7,813	212,045

Total health care		3,517,999

Consumer discretionary: 15.02%
Hotels, restaurants and leisure: 4.96%
Dave & Buster’s Entertainment*	2,200	123,860
Del Taco Restaurants, Inc.*	11,446	161,618
Extended Stay America, Inc.	11,634	187,889
Planet Fitness, Inc. - Class A	9,102	182,950
Vail Resorts, Inc.	979	157,922
Wingstop, Inc.	7,300	216,007

		1,030,246
Auto components: 3.36%
Fox Factory Holding Corp.*	9,234	256,244
LCI Industries	1,179	127,037
Modine Manufacturing Co.*	7,242	107,906
Tenneco, Inc.*	3,296	205,901

		697,088
Specialty retail: 3.01%
Boot Barn Holdings, Inc.*	6,767	84,723
Camping World Holdings, Inc. - A	5,916	192,802
Lithia Motors, Inc. - Class A	2,569	248,756
Zumiez, Inc.*	4,509	98,522

		624,803

See accompanying Notes to Financial Statements.

B-8	5

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Diversified consumer services: 1.41%
Bright Horizons Family Solutions*	2,087	$146,132
Grand Canyon Education, Inc.*	2,489	145,482

		291,614
Internet and catalog retail: 1.08%
Nutrisystem, Inc.	6,490	224,879
Household durables: 0.67%
iRobot Corp.*	2,385	139,403
Distributors: 0.53%
Pool Corp.	1,040	108,514

Total consumer discretionary		3,116,547

Financials: 6.88%
Commercial banks: 4.60%
Eagle Bancorp, Inc.*	4,449	271,167
First Midwest Bancorp, Inc.	4,317	108,918
Iberiabank Corp.	1,225	102,594
Pinnacle Financial Partners	4,047	280,457
Preferred Bank Los Angeles	3,635	190,547

		953,683
Capital markets: 2.28%
Evercore Partners, Inc. - Class A	1,483	101,882
Financial Engines, Inc.	7,333	269,488
Piper Jaffray Cos.*	1,398	101,355

		472,725
Total financials		1,426,408

Materials: 6.09%
Chemicals: 2.89%
Huntsman Corp.	6,497	123,963
Ingevity Corp.*	4,241	232,661
Sensient Technologies Corp.	3,085	242,419

		599,043

See accompanying Notes to Financial Statements.

B-9	6

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Construction materials: 2.44%
Summit Materials, Inc. - Class A	12,058	$286,860
US Concrete, Inc.*	3,365	220,408

		507,268
Containers and packaging: 0.76%
Berry Plastics Group, Inc.*	3,245	158,129

Total materials		1,264,440

Energy: 5.98%
Energy equipment and services: 3.12%
Ensco, PLC - Class A	14,180	137,830
Fairmount Santrol Holdings *	15,714	185,268
Patterson-UTI Energy, Inc.	4,283	115,298
US Silica Holdings, Inc.	3,693	209,319

		647,715
Oil, gas and consumable fuels: 2.86%
Callon Petroleum Co.	14,642	225,048
Green Plains, Inc.	5,855	163,062
Oasis Petroleum, Inc.*	13,529	204,829

		592,939
Total energy		1,240,654

Real estate: 3.68%
Equity real estate investment trusts: 3.00%
Dupont Fabros Technology	4,951	217,493
Ryman Hospitality Properties	3,148	198,355
Summit Hotel Properties, Inc.	12,923	207,156

		623,004
Real estate management and development: 0.68%
ReMax Holdings, Inc. - Class A	2,511	140,616

Total real estate		763,620

See accompanying Notes to Financial Statements.

B-10	7

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Consumer staples: 1.44%
Household products: 0.77%
Central Garden and Pet Co.*	4,829	$159,792
Beverages: 0.67%
Primo Water Corp*	11,246	138,101

Total consumer staples		297,893

Utilities: 0.56%
Water utilities: 0.56%
Aquaventure Holdings, Ltd.*	4,777	117,180

Total utilities		117,180

Total equity securities (cost $17,816,070)		20,954,399
Short term investments: 0.2%
Northern Institutional Funds Government Select		41,292

Short term investments (cost $41,292)		41,292

Total investments (cost $17,857,362)		20,995,691
Other assets and liabilities, net (1.18)%		(245,126)

Total partners’ capital		$20,750,565

*	Non-income producing security

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

B-11	8

Driehaus Institutional Small Cap, L.P.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment securities, at fair value (cost $17,857,362)	$20,995,691
Receivable for securities sold	98,675
Cash	2,622
Dividends receivable	7,854

Total assets	21,104,842
Liabilities
Payable to withdrawing partners	260,000
Payable to affiliate	63,003
Accrued liabilities and accounts payable	31,274

Total liabilities	354,277

Partners’ capital	$20,750,565

See accompanying Notes to Financial Statements.

B-12	9

Driehaus Institutional Small Cap, L.P.

Statement of Operations

Year Ended December 31, 2016

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $805)	$105,481
Other	994

Total income	106,475
Expenses:
Management fees	245,276
Professional fees	25,376
Custodian fees	17,037
Legal fees	2,486
Other	728

Total expenses	290,903

Net investment loss	(184,428)
Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities
Net realized gain (loss) on investment securities	1,301,627
Change in net unrealized appreciation (depreciation) on investment securities	942,276

Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities	2,243,903

Net increase in partners’ capital resulting from operations	$2,059,475

See accompanying Notes to Financial Statements.

B-13	10

Driehaus Institutional Small Cap, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2016

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2016	$1,117,210	$20,896,142	$22,013,352
Capital withdrawals	(670,000)	(2,834,262)	(3,504,262)
Capital contributions	—	182,000	182,000
Net increase in partners’ capital resulting from operations	110,494	1,948,981	2,059,475

Partners’ capital at December 31, 2016	$557,704	$20,192,861	$20,750,565

See accompanying Notes to Financial Statements.

B-14	11

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements

December 31, 2016

1.	Organization and Business

Driehaus Institutional Small Cap, L.P. (the “Fund”) is a limited partnership, which commenced operations on January 1, 1990. The primary purpose of the Fund is to generate capital appreciation by investing, trading, and otherwise dealing in domestic small capitalization equity securities of high-growth companies. The Fund generally invests in U.S. companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2016, 94.21% of the Fund’s partners’ capital was invested in U.S. companies and 6.77% of the Fund’s partners’ capital was invested in U.S. listed securities of companies located in Cayman Islands, Great Britain, Israel, Isle of Man, Netherlands, Panama, and Taiwan.

2.	Summary of Significant Account Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized gain/loss and unrealized appreciation/depreciation is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-15	12

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity securities*	$20,954,399	$—	$—	$20,954,399
Short term investments	41,292	—	—	41,292

Total	$20,995,691	$—	$—	$20,995,691

*See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2016.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Short Term Investments

Short term investments include money market mutual funds, which are priced at net asset value and categorized in level 1 of the fair value hierarchy.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-16	13

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2016

3.	Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). The pronouncement outlines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are available for issuance. Substantial doubt exists if these conditions or events indicate that the entity will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. The Fund has adopted the provisions of ASU 2014-15 for the period ended December 31, 2016. There is not a material impact on the Fund’s financial statements.

4.	Financial Highlights

Total return	10.38%
Ratios to average limited partners’ capital:
Net investment loss	(0.94)%
Expenses	1.46%
Portfolio turnover rate	234.98%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2016.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2016. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

B-17	14

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2016

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) of the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC and companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2016, was $245,276, of which $63,003 was payable as of year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2016, the General Partner’s capital balance represents 2.7% of partners’ capital. Also, as of December 31, 2016, capital balances of limited partners who are affiliates of the General Partner represent 14.0% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $500,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2016 were $47,765,730 and $50,942,561, respectively.

B-18	15

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2016

10.	Subsequent Events

From January 1, 2017 through April 20, 2017, a capital contribution of $36,000 was received from a partner and capital withdrawals of $23,000 were disbursed to partners.

The Fund has evaluated events or transactions through April 20, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

B-19	16

FINANCIAL STATEMENTS

Driehaus Small Cap Investors, L.P.

Year Ended December 31, 2016

With Report of Independent Registered

Public Accounting Firm

B-20

Driehaus Small Cap Investors, L.P.

Financial Statements

Year Ended December 31, 2016

B-21

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Small Cap Investors, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Small Cap Investors, L.P. (the Fund), including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Small Cap Investors, L.P. at December 31, 2016, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 20, 2017

A member firm of Ernst & Young Global Limited

B-22	1

Driehaus Small Cap Investors, L.P.

Schedule of Investments

December 31, 2016

Investments	Number of Shares	Fair Value
Equity securities: 100.48%
Information technology: 26.45%
Semiconductors and semiconductor equipment 9.96%
Acacia Communications, Inc.*	223	$13,770
Advanced Micro Devices*	3,395	38,499
Ichor Holdings, Ltd.*	2,204	23,847
Impinj, Inc.*	1,692	59,795
Inphi Corp.*	606	27,040
Monolithic Power Systems, Inc.	305	24,989
Silicon Laboratories, Inc.*	615	39,975
Silicon Motion Technology Corp - ADR	648	27,527
Versum Materials, Inc.*	912	25,600

		281,042
Electronic equipment, instruments and components: 4.90%
Cognex Corp.	328	20,867
Coherent, Inc.*	325	44,649
Fabrinet*	467	18,820
Littelfuse, Inc.	122	18,516
Orbotech, Ltd.*	1,059	35,381

		138,233
Communications equipment: 3.78%
Lumentum Holdings, Inc.*	1,411	54,535
Oclaro, Inc.*	5,829	52,170

		106,705
Internet software and services: 3.40%
GTT Communications, Inc.*	1,239	35,621
Mimecast, Ltd.*	842	15,072
Q2 Holdings, Inc.*	1,107	31,937
Quotient Technology, Inc.*	1,248	13,416

		96,046
Software: 3.37%
8X8, Inc.*	1,253	17,918
Gigamon, Inc.*	728	33,160
Proofpoint, Inc.*	209	14,766
Take-Two Interactive Software*	595	29,328

		95,172

See accompanying Notes to Financial Statements.

B-23	2

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
IT Services: 1.04%
Cardtronics, PLC - A*	287	$15,662
Euronet Worldwide, Inc.*	187	13,544

		29,206

Total information technology		746,404

Industrials: 17.69%
Machinery: 3.13%
Astec Industries, Inc.	224	15,111
Circor International Inc	301	19,529
John Bean Technologies Corp	212	18,221
Mueller Water Products Inc-A	2,658	35,378

		88,239
Building products: 2.96%
Gibraltar Industries, Inc.*	832	34,653
Patrick Industries, Inc.*	642	48,985

		83,638
Airlines: 2.54%
Copa Holdings, SA - Class A	225	20,437
Spirit Airlines, Inc.*	883	51,090

		71,527
Air freight and logistics: 1.92%
Air Transport Services Group*	877	13,997
XPO Logistics, Inc.*	928	40,052

		54,049
Aerospace and defense: 1.60%
Heico Corp.	180	13,887
Mercury Systems, Inc.*	1,034	31,247

		45,134
Trading companies and distributors: 1.42%
Siteone Landscape Supply, Inc.*	447	15,524
Univar, Inc.*	869	24,654

		40,178

See accompanying Notes to Financial Statements.

B-24	3

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Road and rail: 1.32%
Covenant Transport Group - Class A*	686	$13,267
Knight Transportation, Inc.	727	24,027

		37,294
Commercial services and supplies: 1.19%
Advanced Disposal Services*	751	16,687
Multi-Color Corp.	217	16,839

		33,526
Construction and engineering: 1.06%
EMCOR Group, Inc.	213	15,072
Granite Construction, Inc.	270	14,850

		29,922
Electrical equipment: 0.55%
TPI Composites, Inc.*	968	15,527

Total industrials		499,034

Health care: 16.89%
Health care equipment and supplies: 6.04%
Align Technology, Inc.*	243	23,360
ICU Medical, Inc.*	99	14,588
Inogen, Inc.*	355	23,845
Nuvasive, Inc.*	230	15,493
NxStage Medical, Inc.*	660	17,299
Penumbra, Inc.*	230	14,674
Wright Medical Group, NV*	1,019	23,417
Zeltiq Aesthetics, Inc.*	864	37,601

		170,277
Biotechnology: 5.49%
Bluebird Bio, Inc.*	212	13,080
Blueprint Medicines Corp.*	1,696	47,573
Flexion Therapeutics, Inc.*	823	15,653
Loxo Oncology, Inc.*	1,005	32,276
Natera, Inc.*	1,239	14,509
Sage Therapeutics, Inc.*	328	16,748
Tesaro, Inc.*	112	15,062

		154,901

See accompanying Notes to Financial Statements.

B-25	4

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Life sciences tools and services: 3.30%
Accelerate Diagnostics, Inc.*	615	$12,761
Inc Research Holdings, Inc. - A*	430	22,618
Neogenomics, Inc.*	4,960	42,507
Patheon, NV*	530	15,216

		93,102
Health care providers and services: 1.04%
HealthEquity. Inc.*	725	29,377
Pharmaceuticals: 1.02%
Aclaris Therapeutics, Inc.*	1,057	28,687

Total health care		476,344

Consumer discretionary: 14.96%
Hotels, restaurants and leisure: 4.94%
Dave & Buster’s Entertainment*	298	16,777
Del Taco Restaurants, Inc.*	1,549	21,872
Extended Stay America, Inc.	1,574	25,420
Planet Fitness, Inc. - Class A	1,232	24,763
Vail Resorts, Inc.	132	21,293
Wingstop, Inc.	988	29,235

		139,360
Auto components: 3.34%
Fox Factory Holding Corp.*	1,250	34,685
LCI Industries	159	17,132
Modine Manufacturing Co.*	980	14,602
Tenneco, Inc.*	445	27,799

		94,218
Specialty retail: 3.00%
Boot Barn Holdings, Inc.*	915	11,456
Camping World Holdings, Inc. - A	800	26,072
Lithia Motors, Inc. - Class A	348	33,697
Zumiez, Inc.*	610	13,329

		84,554

See accompanying Notes to Financial Statements.

B-26	5

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Diversified consumer services: 1.41%
Bright Horizons Family Solutions*	285	$19,956
Grand Canyon Education, Inc.*	337	19,698

		39,654
Internet and catalog retail: 1.08%
Nutrisystem, Inc.	878	30,423
Household durables: 0.67%
iRobot Corp.*	323	18,879
Distributors: 0.52%
Pool Corp.	141	14,712

Total consumer discretionary		421,800

Financials: 6.83%
Commercial banks: 4.58%
Eagle Bancorp, Inc.*	602	36,692
First Midwest Bancorp, Inc.	585	14,760
Iberiabank Corp.	166	13,903
Pinnacle Financial Partners	548	37,976
Preferred Bank Los Angeles	492	25,791

		129,122
Capital markets: 2.26%
Evercore Partners, Inc. - Class A	201	13,809
Financial Engines, Inc.	992	36,456
Piper Jaffray Cos.*	189	13,703

		63,968
Total financials		193,090

Materials: 6.06%
Chemicals: 2.87%
Huntsman Corp.	879	16,771
Ingevity Corp.*	574	31,490
Sensient Technologies Corp.	415	32,611

		80,872

See accompanying Notes to Financial Statements.

B-27	6

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Construction materials: 2.43%
Summit Materials, Inc. - Class A	1,632	$38,825
US Concrete, Inc.*	455	29,803

		68,628
Containers and packaging: 0.76%
Berry Plastics Group, Inc.*	439	21,392

Total materials		170,892

Energy: 5.95%
Energy equipment and services: 3.11%
Ensco, PLC - Class A	1,919	18,653
Fairmount Santrol Holdings *	2,126	25,066
Patterson-UTI Energy, Inc.	580	15,614
US Silica Holdings, Inc.	500	28,340

		87,673
Oil, gas and consumable fuels: 2.84%
Callon Petroleum Co.	1,981	30,448
Green Plains, Inc.	793	22,085
Oasis Petroleum, Inc.*	1,831	27,721

		80,254
Total energy		167,927

Real estate: 3.66%
Equity real estate investment trusts: 2.99%
Dupont Fabros Technology	670	29,433
Ryman Hospitality Properties	426	26,842
Summit Hotel Properties, Inc.	1,748	28,020

		84,295
Real estate management and development: 0.67%
ReMax Holdings, Inc. - Class A	340	19,040

Total real estate		103,335

See accompanying Notes to Financial Statements.

B-28	7

Driehaus Small Cap Investors, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Consumer staples: 1.43%
Household products: 0.77%
Central Garden and Pet Co.*	653	$21,608
Beverages: 0.66%
Primo Water Corp*	1,522	18,690

Total consumer staples		40,298

Utilities: 0.56%
Water utilities: 0.56%
Aquaventure Holdings, Ltd.*	646	15,846

Total utilities		15,846

Total equity securities (cost $2,408,009)		2,834,970
Short term investments: 0.37%
Northern Institutional Funds Government Select		10,392

Total short term investments (cost $10,392)		10,392

Total investments (cost $2,418,401)		2,845,362
Other assets and liabilities, net (0.85)%		(23,976)

Total partners’ capital		$2,821,386

*	Non-income producing security

ADR- American Depository Receipt

See accompanying Notes to Financial Statements.

B-29	8

Driehaus Small Cap Investors, L.P.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment securities, at fair value (cost $ 2,418,401)	$2,845,362
Receivable for securities sold	13,323
Cash	2,835
Dividends receivable	1,063

Total assets	2,862,583
Liabilities
Accrued liabilities and accounts payable	31,323
Payable to affiliate	9,874

Total liabilities	41,197

Partners’ capital	$2,821,386

See accompanying Notes to Financial Statements.

B-30	9

Driehaus Small Cap Investors, L.P.

Statement of Operations

Year Ended December 31, 2016

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $105)	$14,212
Other	107

Total income	14,319
Expenses:
Management fees	35,143
Professional fees	25,663
Custodian fees	15,507
Legal fees	3,164
Other	417

Total expenses	79,894

Net investment loss	(65,575)
Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities
Net realized gain (loss) on investment securities	168,296
Change in net unrealized appreciation (depreciation) on investment securities	135,096

Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities	303,392

Net increase in partners’ capital resulting from operations	$237,817

See accompanying Notes to Financial Statements.

B-31	10

Driehaus Small Cap Investors, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2016

	General	Limited
	Partner	Partners	Total
Partners’ capital at January 1, 2016	$841,940	$2,046,724	$2,888,664
Capital withdrawals	(434,000)	(39,000)	(473,000)
Capital contributions	—	167,905	167,905
Net increase in partners’ capital resulting from operations	70,140	167,677	237,817

Partners’ capital at December 31, 2016	$478,080	$2,343,306	$2,821,386

See accompanying Notes to Financial Statements.

B-32	11

Driehaus Small Cap Investors, L.P.

Notes to Financial Statements

December 31, 2016

1.	Organization and Business

Driehaus Small Cap Investors, L.P. (the “Fund”) is a limited partnership, which commenced operations on August 1, 1999. The primary purpose of the Fund is to generate capital appreciation by investing, trading, and otherwise dealing in domestic small capitalization equity securities of high-growth companies. The Fund generally invests in U.S. companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2016, 93.75% of the Fund’s partners’ capital was invested in U.S. companies and 6.74% of the Fund’s partners’ capital was invested in U.S. listed securities of companies located in Cayman Islands, Great Britain, Isle of Man, Israel, Netherlands, Panama, and Taiwan.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payables for securities purchased and receivables for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized gain/loss and change in net unrealized appreciation/depreciation is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-33	12

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity securities*	$2,834,970	$—	$—	$2,834,970
Short term investments	10,392	—	—	10,392

Total	$2,845,362	$—	$—	$2,845,362

*See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2016.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Short Term Investments

Short term investments include money market mutual funds, which are priced at net asset value and categorized in level 1 of the fair value hierarchy.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-34	13

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2016

3.	Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). The pronouncement outlines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are available for issuance. Substantial doubt exists if these conditions or events indicate that the entity will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. The Fund has adopted the provisions of ASU 2014-15 for the period ended December 31, 2016. There is not a material impact on the Fund’s financial statements.

4.	Financial Highlights

Total return	8.15%
Ratios to average limited partners’ capital:
Net investment loss	(2.82)%
Expenses	3.37%
Portfolio turnover rate	234.57%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2016.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2016. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

B-35	14

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2016

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 2% (2% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2016, was $35,143 of which $9,874 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2016, the General Partner’s capital balance represents 16.9% of partners’ capital. Also, as of December 31, 2016, capital balances of limited partners who are affiliates of the General Partner represent 11.3% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $150,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2016 were $6,392,717 and $6,775,136, respectively.

B-36	15

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2016

10.	Subsequent Events

The Fund has evaluated events or transactions through April 20, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

B-37	16

FINANCIAL STATEMENTS

Driehaus Small Cap Recovery Fund, L.P.

Year Ended December 31, 2016

With Report of Independent Registered

Public Accounting Firm

Driehaus Small Cap Recovery Fund, L.P.

Financial Statements

Year Ended December 31, 2016

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Small Cap Recovery Fund, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Small Cap Recovery Fund, L.P. (the Fund), including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Small Cap Recovery Fund, L.P. at December 31, 2016, and the results of its operations and the changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 20, 2017

A member firm of Ernst & Young Global Limited

B-40	1

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments

December 31, 2016

Investments	Number of Shares	Fair Value
Equity securities: 100.00%
Information technology: 26.35%
Semiconductors and semiconductor equipment 9.93%
Acacia Communications, Inc.*	671	$41,434
Advanced Micro Devices*	10,300	116,802
Ichor Holdings, Ltd.*	6,614	71,563
Impinj, Inc.*	5,090	179,881
Inphi Corp.*	1,824	81,387
Monolithic Power Systems, Inc.	918	75,212
Silicon Laboratories, Inc.*	1,863	121,095
Silicon Motion Technology Corp - ADR	1,949	82,794
Versum Materials, Inc.*	2,742	76,968

		847,136
Electronic equipment, instruments and components: 4.88%
Cognex Corp.	987	62,793
Coherent, Inc.*	977	134,220
Fabrinet*	1,404	56,581
Littelfuse, Inc.	369	56,003
Orbotech, Ltd.*	3,184	106,377

		415,974
Communications equipment: 3.76%
Lumentum Holdings, Inc.*	4,245	164,069
Oclaro, Inc.*	17,521	156,813

		320,882
Internet software and services: 3.39%
GTT Communications, Inc.*	3,724	107,065
Mimecast, Ltd.*	2,530	45,287
Q2 Holdings, Inc.*	3,330	96,071
Quotient Technology, Inc.*	3,752	40,334

		288,757
Software: 3.36%
8X8, Inc.*	3,766	53,854
Gigamon, Inc.*	2,186	99,572
Proofpoint, Inc.*	635	44,863
Take-Two Interactive Software*	1,791	88,278

		286,567

See accompanying Notes to Financial Statements.

B-41	2

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
IT Services: 1.03%
Cardtronics, PLC - A*	864	$47,148
Euronet Worldwide, Inc.*	563	40,778

		87,926

Total information technology		2,247,242

Industrials: 17.62%
Machinery: 3.13%
Astec Industries, Inc.	674	45,468
Circor International Inc	906	58,781
John Bean Technologies Corp	638	54,836
Mueller Water Products Inc-A	8,089	107,665

		266,750
Building products: 2.95%
Gibraltar Industries, Inc.*	2,502	104,208
Patrick Industries, Inc.*	1,932	147,412

		251,620
Airlines: 2.52%
Copa Holdings, SA - Class A	676	61,401
Spirit Airlines, Inc.*	2,654	153,560

		214,961
Air freight and logistics: 1.90%
Air Transport Services Group*	2,632	42,007
XPO Logistics, Inc.*	2,789	120,373

		162,380
Aerospace and defense: 1.59%
Heico Corp.	541	41,738
Mercury Systems, Inc.*	3,107	93,894

		135,632
Trading companies and distributors: 1.42%
Siteone Landscape Supply, Inc.*	1,345	46,712
Univar, Inc.*	2,612	74,102

		120,814

See accompanying Notes to Financial Statements

B-42	3

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Road and rail: 1.33%
Covenant Transport Group - Class A*	2,064	$39,918
Knight Transportation, Inc.	2,217	73,272

		113,190
Commercial services and supplies: 1.18%
Advanced Disposal Services*	2,253	50,062
Multi-Color Corp.	653	50,673

		100,735
Construction and engineering: 1.05%
EMCOR Group, Inc.	639	45,216
Granite Construction, Inc.	809	44,495

		89,711
Electrical equipment: 0.55%
TPI Composites, Inc.*	2,911	46,692

Total industrials		1,502,485

Health care: 16.78%
Health care equipment and supplies: 6.00%
Align Technology, Inc.*	731	70,271
ICU Medical, Inc.*	296	43,616
Inogen, Inc.*	1,067	71,670
Nuvasive, Inc.*	692	46,613
NxStage Medical, Inc.*	1,985	52,027
Penumbra, Inc.*	692	44,150
Wright Medical Group, NV*	3,064	70,411
Zeltiq Aesthetics, Inc.*	2,597	113,021

		511,779
Biotechnology: 5.46%
Bluebird Bio, Inc.*	635	39,180
Blueprint Medicines Corp.*	5,098	142,999
Flexion Therapeutics, Inc.*	2,474	47,055
Loxo Oncology, Inc.*	3,015	96,827
Natera, Inc.*	3,726	43,631
Sage Therapeutics, Inc.*	986	50,345
Tesaro, Inc.*	337	45,320

		465,357

See accompanying Notes to Financial Statements

B-43	4

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Life sciences tools and services: 3.28%
Accelerate Diagnostics, Inc.*	1,850	$38,388
Inc Research Holdings, Inc. - A*	1,293	68,012
Neogenomics, Inc.*	14,911	127,787
Patheon, NV*	1,593	45,735

		279,922
Health care providers and services: 1.03%
HealthEquity. Inc.*	2,178	88,253
Pharmaceuticals: 1.01%
Aclaris Therapeutics, Inc.*	3,179	86,278

Total health care		1,431,589

Consumer discretionary: 14.86%
Hotels, restaurants and leisure: 4.91%
Dave & Buster’s Entertainment*	895	50,389
Del Taco Restaurants, Inc.*	4,657	65,757
Extended Stay America, Inc.	4,733	76,438
Planet Fitness, Inc. - Class A	3,702	74,410
Vail Resorts, Inc.	397	64,040
Wingstop, Inc.	2,970	87,882

		418,916
Auto components: 3.32%
Fox Factory Holding Corp.*	3,756	104,227
LCI Industries	479	51,612
Modine Manufacturing Co.*	2,946	43,895
Tenneco, Inc.*	1,338	83,585

		283,319
Specialty retail: 2.98%
Boot Barn Holdings, Inc.*	2,752	34,455
Camping World Holdings, Inc. - A	2,405	78,379
Lithia Motors, Inc. - Class A	1,047	101,381
Zumiez, Inc.*	1,831	40,007

		254,222

See accompanying Notes to Financial Statements

B-44	5

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Diversified consumer services: 1.40%
Bright Horizons Family Solutions*	856	$59,937
Grand Canyon Education, Inc.*	1,013	59,210

		119,147
Internet and catalog retail: 1.07%
Nutrisystem, Inc.	2,638	91,407
Household durables: 0.66%
iRobot Corp.*	970	56,697
Distributors: 0.52%
Pool Corp.	421	43,927

Total consumer discretionary		1,267,635

Financials: 6.81%
Commercial banks: 4.55%
Eagle Bancorp, Inc.*	1,811	110,380
First Midwest Bancorp, Inc.	1,756	44,304
Iberiabank Corp.	498	41,708
Pinnacle Financial Partners	1,646	114,068
Preferred Bank Los Angeles	1,479	77,529

		387,989
Capital markets: 2.26%
Evercore Partners, Inc. - Class A	604	41,495
Financial Engines, Inc.	2,984	109,662
Piper Jaffray Cos.*	570	41,325

		192,482
Total financials		580,471

Materials: 6.04%
Chemicals: 2.87%
Huntsman Corp.	2,643	50,428
Ingevity Corp.*	1,727	94,743
Sensient Technologies Corp.	1,262	99,168

		244,339

See accompanying Notes to Financial Statements

B-45	6

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Construction materials: 2.42%
Summit Materials, Inc. - Class A	4,909	$116,785
US Concrete, Inc.*	1,370	89,735

		206,520
Containers and packaging: 0.75%
Berry Plastics Group, Inc.*	1,320	64,324

Total materials		515,183

Energy: 5.92%
Energy equipment and services: 3.09%
Ensco, PLC - Class A	5,769	56,075
Fairmount Santrol Holdings *	6,392	75,362
Patterson-UTI Energy, Inc.	1,743	46,922
US Silica Holdings, Inc.	1,502	85,133

		263,492
Oil, gas and consumable fuels: 2.83%
Callon Petroleum Co.	5,955	91,528
Green Plains, Inc.	2,381	66,311
Oasis Petroleum, Inc.*	5,503	83,315

		241,154
Total energy		504,646

Real estate: 3.64%
Equity real estate investment trusts: 2.97%
Dupont Fabros Technology	2,014	88,475
Ryman Hospitality Properties	1,281	80,716
Summit Hotel Properties, Inc.	5,258	84,286

		253,477
Real estate management and development: 0.67%
ReMax Holdings, Inc. - Class A	1,021	57,176

Total real estate		310,653

See accompanying Notes to Financial Statements

B-46	7

Driehaus Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Consumer staples: 1.42%
Household products: 0.76%
Central Garden and Pet Co.*	1,965	$65,022
Beverages: 0.66%
Primo Water Corp*	4,575	56,181

Total consumer staples		121,203

Utilities: 0.56%
Water utilities: 0.56%
Aquaventure Holdings, Ltd.*	1,943	47,662

Total utilities		47,662

Total equity securities (cost $7,241,593)		8,528,769
Short term investments: 0.12%
Northern Institutional Funds Government Select		10,281

Short term investments (cost $10,281)		10,281

Total investments (cost $7,251,874)		8,539,050
Other assets and liabilities, net (0.12)%		(10,699)

Total partners’ capital		$8,528,351

*	Non-income producing security

ADR- American Depository Receipt

See accompanying Notes to Financial Statements

B-47	8

Driehaus Small Cap Recovery Fund, L.P.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment securities, at fair value (cost $ 7,251,874)	$8,539,050
Receivable for securities sold	39,968
Cash	3,738
Dividends receivable	3,194

Total assets	8,585,950
Liabilities
Accrued liabilities and accounts payable	30,985
Payable to affliate	26,614

Total liabilities	57,599

Partners’ capital	$8,528,351

See accompanying Notes to Financial Statements.

B-48	9

Driehaus Small Cap Recovery Fund, L.P.

Statement of Operations

Year Ended December 31, 2016

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $342)	$43,529
Other	322

Total income	43,851
Expenses:
Management fees	104,211
Professional fees	26,237
Custodian fees	15,429
Legal fees	1,569
Other	434

Total expenses	147,880

Net investment loss	(104,029)
Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities
Net realized gain (loss) on investment securities	538,630
Change in net unrealized appreciation (depreciation) on investment securities	355,042

Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities	893,672

Net increase in partners’ capital resulting from operations	$789,643

See accompanying Notes to Financial Statements.

B-49	10

Driehaus Small Cap Recovery Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2016

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2016	$1,169,753	$8,173,653	$9,343,406
Capital withdrawals	(770,000)	(834,698)	(1,604,698)
Net increase in partners’ capital resulting from operations	113,340	676,303	789,643

Partners’ capital at December 31, 2016	$513,093	$8,015,258	$8,528,351

See accompanying Notes to Financial Statements.

B-50	11

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements

December 31, 2016

1.	Organization and Business

Driehaus Small Cap Recovery Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on January 1, 1997. The primary purpose of the Fund is to generate capital appreciation by investing in domestic small capitalization common stocks of high-growth companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2016, 93.30% of the Fund’s partners’ capital was invested in U.S. companies and 6.70% of the Fund’s partners’ capital was invested in U.S. listed securities of companies located in Cayman Islands, Great Britain, Israel, Isle of Man, Netherlands, Panama, and Taiwan.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized gain/loss and unrealized appreciation/depreciation is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-51	12

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity securities*	$8,528,769	$—	$—	$8,528,769
Short term investments	10,281	—	—	10,281

Total	$8,539,050	$—	$—	$8,539,050

*	See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2016.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Short Term Investments

Short term investments include money market mutual funds, which are priced at net asset value and categorized in level 1 of the fair value hierarchy.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-52	13

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

3.	Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). The pronouncement outlines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are available for issuance. Substantial doubt exists if these conditions or events indicate that the entity will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. The Fund has adopted the provisions of ASU 2014-15 for the period ended December 31, 2016. There is not a material impact on the Fund’s financial statements.

4.	Financial Highlights

Total return	9.92%
Ratios to average limited partners’ capital:
Net investment loss	(1.35)%
Expenses	1.88%
Portfolio turnover rate	235.18%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2016.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2016. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

B-53	14

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) for the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2016, was $104,211, of which $26,614 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2016, the General Partner’s capital balance represents 6.0% of partners’ capital. Also, as of December 31, 2016, capital balances of limited partners who are affiliates of the General Partner represent 2.8% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $250,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2016 were $19,755,934 and $21,443,115, respectively.

10.	Subsequent Events

The Fund has evaluated events or transactions through April 20, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

B-54	15

FINANCIAL STATEMENTS

Driehaus Institutional Small Cap Recovery Fund, L.P.

Year Ended December 31, 2016

With Report of Independent Registered

Public Accounting Firm

Driehaus Institutional Small Cap Recovery Fund, L.P.

Financial Statements

Year Ended December 31, 2016

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Institutional Small Cap Recovery Fund, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Institutional Small Cap Recovery Fund, L.P. (the Fund), including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Institutional Small Cap Recovery Fund, L.P. at December 31, 2016, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 20, 2017

A member firm of Ernst & Young Global Limited

B-57	1

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments

December 31, 2016

Investments	Number of Shares	Fair Value
Equity securities: 100.02%
Information technology: 26.34%
Semiconductors and semiconductor equipment 9.91%
Acacia Communications, Inc.*	444	$27,417
Advanced Micro Devices*	6,765	76,715
Ichor Holdings, Ltd.*	4,383	47,424
Impinj, Inc.*	3,372	119,166
Inphi Corp.*	1,208	53,901
Monolithic Power Systems, Inc.	608	49,813
Silicon Laboratories, Inc.*	1,225	79,625
Silicon Motion Technology Corp - ADR	1,291	54,842
Versum Materials, Inc.*	1,818	51,031

		559,934
Electronic equipment, instruments and components: 4.88%
Cognex Corp.	655	41,671
Coherent, Inc.*	648	89,022
Fabrinet*	930	37,479
Littelfuse, Inc.	245	37,184
Orbotech, Ltd.*	2,110	70,495

		275,851
Communications equipment: 3.77%
Lumentum Holdings, Inc.*	2,813	108,722
Oclaro, Inc.*	11,610	103,910

		212,632
Internet software and services: 3.39%
GTT Communications, Inc.*	2,468	70,955
Mimecast, Ltd.*	1,677	30,018
Q2 Holdings, Inc.*	2,207	63,672
Quotient Technology, Inc.*	2,485	26,714

		191,359
Software: 3.36%
8X8, Inc.*	2,496	35,693
Gigamon, Inc.*	1,448	65,956
Proofpoint, Inc.*	415	29,320
Take-Two Interactive Software*	1,188	58,557

		189,526

See accompanying Notes to Financial Statements.

B-58	2

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
IT Services: 1.03%
Cardtronics, PLC - A*	572	$31,214
Euronet Worldwide, Inc.*	373	27,016

		58,230

Total information technology		1,487,532

Industrials: 17.6%
Machinery: 3.12%
Astec Industries, Inc.	447	30,155
Circor International Inc	601	38,993
John Bean Technologies Corp	423	36,357
Mueller Water Products Inc-A	5,298	70,516

		176,021
Building products: 2.95%
Gibraltar Industries, Inc.*	1,658	69,056
Patrick Industries, Inc.*	1,280	97,664

		166,720
Airlines: 2.52%
Copa Holdings, SA - Class A	448	40,692
Spirit Airlines, Inc.*	1,759	101,776

		142,468
Air freight and logistics: 1.91%
Air Transport Services Group*	1,744	27,834
XPO Logistics, Inc.*	1,848	79,760

		107,594
Aerospace and defense: 1.59%
Heico Corp.	358	27,620
Mercury Systems, Inc.*	2,058	62,193

		89,813
Trading companies and distributors: 1.42%
Siteone Landscape Supply, Inc.*	891	30,944
Univar, Inc.*	1,731	49,108

		80,052

See accompanying Notes to Financial Statements.

B-59	3

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Road and rail: 1.32%
Covenant Transport Group - Class A*	1,368	$26,457
Knight Transportation, Inc.	1,449	47,889

		74,346
Commercial services and supplies: 1.18%
Advanced Disposal Services*	1,496	33,241
Multi-Color Corp.	432	33,523

		66,764
Construction and engineering: 1.05%
EMCOR Group, Inc.	423	29,931
Granite Construction, Inc.	535	29,425

		59,356
Electrical equipment: 0.54%
TPI Composites, Inc.*	1,929	30,941

Total industrials		994,075

Health care: 16.80%
Health care equipment and supplies: 6.01%
Align Technology, Inc.*	485	46,623
ICU Medical, Inc.*	196	28,881
Inogen, Inc.*	708	47,556
Nuvasive, Inc.*	459	30,918
NxStage Medical, Inc.*	1,315	34,466
Penumbra, Inc.*	458	29,220
Wright Medical Group, NV*	2,031	46,672
Zeltiq Aesthetics, Inc.*	1,721	74,898

		339,234
Biotechnology: 5.46%
Bluebird Bio, Inc.*	421	25,976
Blueprint Medicines Corp.*	3,379	94,781
Flexion Therapeutics, Inc.*	1,639	31,174
Loxo Oncology, Inc.*	1,998	64,166
Natera, Inc.*	2,469	28,912
Sage Therapeutics, Inc.*	654	33,393
Tesaro, Inc.*	223	29,989

		308,391

See accompanying Notes to Financial Statements.

B-60	4

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Life sciences tools and services: 3.28%
Accelerate Diagnostics, Inc.*	1,226	$25,440
Inc Research Holdings, Inc. - A*	857	45,078
Neogenomics, Inc.*	9,880	84,672
Patheon, NV*	1,055	30,289

		185,479
Health care providers and services: 1.04%
HealthEquity. Inc.*	1,443	58,470
Pharmaceuticals: 1.01%
Aclaris Therapeutics, Inc.*	2,107	57,184

Total health care		948,758

Consumer discretionary: 14.88%
Hotels, restaurants and leisure: 4.92%
Dave & Buster’s Entertainment*	593	33,386
Del Taco Restaurants, Inc.*	3,086	43,574
Extended Stay America, Inc.	3,137	50,663
Planet Fitness, Inc. - Class A	2,453	49,305
Vail Resorts, Inc.	263	42,425
Wingstop, Inc.	1,968	58,233

		277,586
Auto components: 3.33%
Fox Factory Holding Corp.*	2,488	69,044
LCI Industries	318	34,265
Modine Manufacturing Co.*	1,954	29,115
Tenneco, Inc.*	887	55,411

		187,835
Specialty retail: 2.98%
Boot Barn Holdings, Inc.*	1,824	22,836
Camping World Holdings, Inc. - A	1,593	51,916
Lithia Motors, Inc. - Class A	694	67,200
Zumiez, Inc.*	1,214	26,526

		168,478

See accompanying Notes to Financial Statements.

B-61	5

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Diversified consumer services: 1.40%
Bright Horizons Family Solutions*	567	$39,701
Grand Canyon Education, Inc.*	672	39,278

		78,979
Internet and catalog retail: 1.07%
Nutrisystem, Inc.	1,749	60,603
Household durables: 0.67%
iRobot Corp.*	643	37,583
Distributors: 0.51%
Pool Corp.	279	29,111

Total consumer discretionary		840,175

Financials: 6.82%
Commercial banks: 4.56%
Eagle Bancorp, Inc.*	1,201	73,201
First Midwest Bancorp, Inc.	1,164	29,368
Iberiabank Corp.	330	27,638
Pinnacle Financial Partners	1,091	75,606
Preferred Bank Los Angeles	981	51,424

		257,237
Capital markets: 2.26%
Evercore Partners, Inc. - Class A	400	27,480
Financial Engines, Inc.	1,979	72,728
Piper Jaffray Cos.*	378	27,405

		127,613
Total financials		384,850

Materials: 6.03%
Chemicals: 2.85%
Huntsman Corp.	1,752	33,428
Ingevity Corp.*	1,146	62,870
Sensient Technologies Corp.	825	64,829

		161,127

See accompanying Notes to Financial Statements.

B-62	6

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Construction materials: 2.42%
Summit Materials, Inc. - Class A	3,252	$77,365
US Concrete, Inc.*	908	59,474

		136,839
Containers and packaging: 0.76%
Berry Plastics Group, Inc.*	875	42,639

Total materials		340,605

Energy: 5.92%
Energy equipment and services: 3.09%
Ensco, PLC - Class A	3,824	37,169
Fairmount Santrol Holdings *	4,236	49,942
Patterson-UTI Energy, Inc.	1,155	31,093
US Silica Holdings, Inc.	996	56,453

		174,657
Oil, gas and consumable fuels: 2.83%
Callon Petroleum Co.	3,946	60,650
Green Plains, Inc.	1,579	43,975
Oasis Petroleum, Inc.*	3,646	55,200

		159,825
Total energy		334,482

Real estate: 3.65%
Equity real estate investment trusts: 2.98%
Dupont Fabros Technology	1,336	58,690
Ryman Hospitality Properties	849	53,495
Summit Hotel Properties, Inc.	3,485	55,865
		168,050
Real estate management and development: 0.67%
ReMax Holdings, Inc. - Class A	677	37,912

Total real estate		205,962

See accompanying Notes to Financial Statements.

B-63	7

Driehaus Institutional Small Cap Recovery Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Investments (continued)	Number of Shares	Fair Value
Consumer staples: 1.42%
Household products: 0.76%
Central Garden and Pet Co.*	1,302	$43,083
Beverages: 0.66%
Primo Water Corp*	3,032	37,233

Total consumer staples		80,316

Utilities: 0.56%
Water utilities: 0.56%
Aquaventure Holdings, Ltd.*	1,288	31,595

Total utilities		31,595

Total equity securities (cost $4,786,327)		5,648,350
Short Term Investments: 0.19%
Northern Institutional Funds Government Select		10,763

Short Term Investments (cost $10,763)		10,763

Total Investments (cost $4,797,090)		5,659,113
Other assets and liabilities, net (0.21)%		(11,760)

Total partners’ capital		$5,647,353

*	Non-income producing security

ADR- American Depository Receipt

See accompanying Notes to Financial Statements.

B-64	8

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment securities, at fair value (cost $4,797,090)	$5,659,113
Receivable for securities sold	26,499
Cash	3,662
Dividends receivable	2,117

Total assets	5,691,391
Liabilities
Accrued liabilities and accounts payable	29,105
Payable to affiliate	14,933

Total liabilities	44,038

Partners’ capital	$5,647,353

See accompanying Notes to Financial Statements.

B-65	9

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Operations

Year Ended December 31, 2016

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $223)	$29,137
Other	208

Total income	29,345
Expenses:
Management fees	56,286
Professional fees	24,316
Custodian fees	15,145
Legal fees	1,569
Other	622

Total expenses	97,938

Net investment loss	(68,593)
Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities
Net realized gain (loss) on investment securities	416,812
Change in net unrealized appreciation (depreciation) on investment securities	223,687

Net realized gain (loss) and unrealized appreciation (depreciation) on investment securities	640,499

Net increase in partners’ capital resulting from operations	$571,906

See accompanying Notes to Financial Statements.

B-66	10

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2016

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2016	$1,240,975	$4,946,472	$6,187,447
Capital withdrawals	(783,000)	(329,000)	(1,112,000)
Capital contributions	—	—	—
Net increase in partners’ capital resulting from operations	117,632	454,274	571,906

Partners’ capital at December 31, 2016	$575,607	$5,071,746	$5,647,353

See accompanying Notes to Financial Statements.

B-67	11

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements

December 31, 2016

1.	Organization and Business

Driehaus Institutional Small Cap Recovery Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on November 1, 2001. The primary purpose of the Fund is to generate capital appreciation by investing in domestic small capitalization equity securities of high-growth companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2016, 93.32% of the Fund’s partners’ capital was invested in U.S. companies and 6.71% of the Fund’s partners’ capital was invested in U.S. listed securities of companies located in Cayman Islands, Great Britain, Israel, Isle of Man, Netherlands, Panama, and Taiwan.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized gain/loss and unrealized appreciation/depreciation is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-68	12

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Equity securities*	$5,648,350	$—	$—	$5,648,350
Short term investments	10,763	—	—	10,763

Total	$5,659,113	$—	$—	$5,659,113

*	See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2016.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Short Term Investments

Short term investments include money market mutual funds, which are priced at net asset value and categorized in level 1 of the fair value hierarchy.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-69	13

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2016

3.	Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). The pronouncement outlines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are available for issuance. Substantial doubt exists if these conditions or events indicate that the entity will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. The Fund has adopted the provisions of ASU 2014-15 for the period ended December 31, 2016. There is not a material impact on the Fund’s financial statements.

4.	Financial Highlights

Total return	9.72%
Ratios to average limited partners’ capital:
Net investment loss	(1.37)%
Expenses	1.90%
Portfolio turnover rate	234.00%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2016.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2016. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

B-70	14

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2016

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) for the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2016, was $56,286, of which $14,933 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2016, the General Partner’s capital balance represents 10.2% of partners’ capital. Also, as of December 31, 2016, capital balances of limited partners who are affiliates of the General Partner represent 31.7% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $500,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2016 were $13,350,673 and $14,519,381, respectively.

10.	Subsequent Events

The Fund has evaluated events or transactions through April 20, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

B-71	15

FINANCIAL STATEMENTS

Driehaus Institutional Small Cap, L.P.

Year Ended December 31, 2015

With Report of Independent Registered Public

Accounting Firm

Driehaus Institutional Small Cap, L.P.

Financial Statements

Year Ended December 31, 2015

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Institutional Small Cap, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Institutional Small Cap, L.P. (the Fund), including the schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Institutional Small Cap, L.P. at December 31, 2015, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

July 27, 2017

A member firm of Ernst & Young Global Limited

B-74

Driehaus Institutional Small Cap, L.P.

Schedule of Investments

December 31, 2015

Investments	Number of Shares	Fair Value
Equity securities: 99.43%
Information technology: 34.81%
Software: 14.37%
Atlassian Corp, PLC - Class A*	6,633	$199,521
Blackbaud, Inc.	2,025	133,367
Broadsoft, Inc.*	4,349	153,781
Cyberark Software, Ltd.*	3,049	137,632
Globant, SA*	12,804	480,278
Guidewire Software, Inc.*	8,971	539,695
Manhattan Associates, Inc.*	2,059	136,244
Paycom Software, Inc.*	11,106	417,919
Proofpoint, Inc.*	4,683	304,442
Tyler Technologies, Inc.*	1,418	247,186
Ultimate Software Group. Inc.*	2,111	412,722

		3,162,787
IT services: 8.31%
Blackhawk Network Holdings, Inc.*	6,279	277,595
EPAM Systems, Inc.*	4,989	392,235
Euronet Worldwide, Inc.*	3,859	279,507
Heartland Payment Systems, Inc.	2,733	259,143
Virtusa Corp.*	5,369	221,954
WNS Holdings, Ltd. - ADR*	12,810	399,544

		1,829,978
Semiconductors and semiconductor equipment: 5.89%
Ceva, Inc.*	8,718	203,652
Inphi Corp.*	10,720	289,654
Integrated Device Tech, Inc.*	4,342	114,412
Ma-Com Technology Solutions*	9,782	399,986
Mellanox Technologies, Ltd.*	2,721	114,663
Monolithic Power Systems, Inc.	2,725	173,610

		1,295,977
Internet software and services: 5.01%
Autobytel, Inc.*	7,048	159,003
Instructure, Inc.*	10,336	215,196
LogMeIn, Inc.*	6,138	411,860
Q2 Holdings, Inc.*	12,007	316,625

		1,102,684

See accompanying Notes to Financial Statements

B-75	2

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2015

Investments (continued)	Number of Shares	Fair Value
Electronic equipment, instruments and components: 0.71%
Mercury Systems, Inc.*	8,609	$158,061
Communications equipment: 0.52%
Infinera Corp.*	6,263	113,486

Total information technology		7,662,973

Health care: 25.31%
Biotechnology: 10.54%
Anacor Pharmaceuticals, Inc.*	1,002	113,196
Blueprint Medicines Corp.*	9,706	255,656
DBV Technologies, SA - Spon ADR*	3,132	113,723
Dynavax Technologies Corp.*	7,894	190,719
Eagle Pharmaceuticals, Inc.*	1,184	104,985
Five Prime Therapeutics, Inc.*	8,299	344,409
Flexion Therapeutics, Inc.*	11,075	213,415
Galapagos, NV. - Spon ADR*	2,584	162,482
Global Blood Therapeutics, Inc.*	5,533	178,882
Ligand Pharmaceuticals	1,663	180,302
Loxo Oncology, Inc.*	4,348	123,701
MacroGenics, Inc.*	6,799	210,565
Sage Therapeutics, Inc.*	2,181	127,152

		2,319,187
Health care equipment and supplies: 7.18%
Abiomed, Inc.*	2,501	225,790
Align Technology, Inc.*	3,319	218,556
AtriCure, Inc.	9,228	207,076
Dexcom, Inc.*	2,259	185,012
Nevro Corp.*	3,927	265,112
Penumbra, Inc.*	2,054	110,526
Steris, PLC	4,885	368,036

		1,580,108

See accompanying Notes to Financial Statements

B-76	3

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2015

Investments (continued)	Number of Shares	Fair Value
Health care providers and services: 4.50%
Acadia Healthcare Co, Inc.*	1,999	$124,858
AMN Healthcare Services, Inc.*	6,211	192,852
Cross Country Healthcare, Inc.*	17,866	292,824
HealthEquity, Inc.*	5,628	141,094
VCA, Inc.*	4,380	240,900

		992,528
Life sciences tools and services: 2.26%
Accelerate Diagnostics, Inc.*	7,143	153,503
NeoGenomics, Inc.*	43,593	343,077

		496,580
Pharmaceuticals: 0.83%
Pacira Pharmaceuticals, Inc.*	2,370	181,992

Total health care		5,570,395

Consumer discretionary: 14.69%
Hotels, restaurants and leisure: 4.89%
ClubCorp Holdings, Inc.	6,180	112,909
Dave & Buster’s Entertainment*	6,666	278,239
Planet Fitness, Inc. - Class A*	14,035	219,367
Sonic Corp.	3,842	124,135
Vail Resorts, Inc.	2,682	343,269

		1,077,919
Distributors: 2.40%
Core-Mark Holding Co, Inc.	2,809	230,169
Pool Corp.	3,676	296,947

		527,116
Auto components: 2.17%
Drew Industries, Inc.	2,825	172,014
Gentherm, Inc.*	2,540	120,396
Motorcar Parts Of America, Inc.*	5,439	183,893

		476,303
Media: 2.09%
IMAX Corp.*	5,778	205,350
MDC Partners, Inc. - Class A	11,749	255,188

		460,538

See accompanying Notes to Financial Statements

B-77	4

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2015

Investments (continued)	Number of Shares	Fair Value
Diversified consumer services: 2.00%
Bright Horizons Family Solutions, Inc.*	4,549	$303,873
Nord Anglia Education, Inc.*	6,768	137,255

		441,128
Specialty retail: 1.14%
Lithia Motors, Inc. - Class A	1,085	115,736
Monro Muffler Brake, Inc.	2,005	132,771

		248,507

Total consumer discretionary		3,231,511

Industrials: 8.07%
Professional services: 2.58%
Korn/Ferry International	4,148	137,631
On Assignment, Inc.*	6,911	310,649
Paylocity Holding Corp.*	2,947	119,501

		567,781
Construction and engineering: 1.39%
Dycom Industries, Inc.*	2,619	183,225
Granite Construction, Inc.	2,894	124,182

		307,407
Airlines: 1.31%
Hawaiian Holdings, Inc.*	3,549	125,386
Virgin America, Inc.*	4,502	162,117

		287,503
Building products: 1.01%
Gibraltar Industries, Inc.*	8,712	221,633
Machinery: 0.73%
John Bean Technologies Corp.	3,226	160,752
Air freight and logistics: 0.53%
XPO Logistics, Inc.*	4,281	116,657
Aerospace and defense: 0.52%
Taser International, Inc.*	6,698	115,808

Total industrials		$1,777,541

See accompanying Notes to Financial Statements

B-78	5

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2015

	Number	Fair
Investments (continued)	of Shares	Value
Financials: 5.78%
Commercial banks: 2.74%
Bank Of The Ozarks*	4,819	$238,348
Live Oak Bancshares, Inc.	6,920	98,264
Western Alliance Bancorp*	7,408	265,651

		602,263
Diversified financial services: 1.64%
MarketAxess Holdings, Inc.	3,231	360,547
Thrifts and mortgage finance: 1.40%
Lendingtree, Inc.*	3,479	310,605

Total financials		1,273,415

Telecommunication services 4.12%
Wireless telecommunication services: 2.12%
RingCentral, Inc. - Class A*	19,832	467,639
Diversified telecommunication services: 2.00%
GTT Communications, Inc.*	10,994	187,558
Inteliquent, Inc.	14,192	252,192

		439,750

Total telecommunication services		907,389

Consumer staples: 2.87%
Food and staples retailing: 1.40%
Casey’s General Stores, Inc.	1,171	141,047
Smart & Final Stores, Inc.*	9,216	167,823

		308,870
Food products: 0.86%
Snyders-Lance, Inc.	5,528	189,610
Beverages: 0.61%
Coca-Cola Bottling Co.	731	133,415

Total consumer staples		631,895

See accompanying Notes to Financial Statements

B-79	6

Driehaus Institutional Small Cap, L.P.

Schedule of Investments (continued)

December 31, 2015

	Number	Fair
Investments (continued)	of Shares	Value
Materials: 2.53%
Construction materials: 1.03%
Caesarstone Sdot-Yam, Ltd.*	2,492	$108,003
Summit Materials, Inc. - Class A	5,977	119,779

		227,782
Chemicals: 0.95%
Balchem Corp.	3,455	210,064
Metals and mining: 0.55%
US Silica Holdings, Inc.	6,473	121,239

Total materials		559,085

Energy: 1.25%
Oil, gas and consumable fuels: 1.25%
Euronav, SA	11,010	150,947
Parsley Energy, Inc. - Class A*	6,622	122,176

		273,123

Total energy		273,123

Total equity securities (cost $19,691,274)		21,887,327
Short term investments: 0.64%
Northern Institutional Funds Government Select	142,028	142,028

Short term investments (cost $142,028)		142,028

Total investments (cost $19,833,302)		22,029,355
Other assets and liabilities, net (0.07)%		(16,003)

Total partners’ capital		$22,013,352

*	Non-income producing security

ADR - American Depository Receipt

Spon ADR - Sponsored American Depository Receipt

See accompanying Notes to Financial Statements

B-80	7

Driehaus Institutional Small Cap, L.P.

Statement of Assets and Liabilities

December 31, 2015

Assets
Equity securities, at fair value (cost $19,833,302)	$22,029,355
Receivable for securities sold	211,507
Cash	4,837
Dividends receivable	5,483

Total assets	22,251,182
Liabilities
Payable to withdrawing partner	88,000
Payable to affiliate	66,073
Payable for securities purchased	56,829
Accrued liabilities and accounts payable	26,928

Total liabilities	237,830

Partners’ capital	$22,013,352

See accompanying Notes to Financial Statements.

B-81	8

Driehaus Institutional Small Cap, L.P.

Statement of Operations

Year Ended December 31, 2015

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $3,335)	$98,631
Other	5,282

Total income	103,913
Expenses:
Management fees	288,335
Professional fees	26,947
Custodian fees	14,608
Legal fees	3,437
Other	726

Total expenses	334,053

Net investment loss	(230,140)
Net realized and unrealized gain (loss) on investment securities
Net realized gain (loss) on investment securities	3,021,187
Change in net unrealized gain (loss) on investment securities	(2,299,604)

Net realized and unrealized gain (loss) on investment securities	721,583

Net increase in partners’ capital resulting from operations	$491,443

See accompanying Notes to Financial Statements.

B-82	9

Driehaus Institutional Small Cap, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2015

	General	Limited
	Partner	Partners	Total
Partners’ capital at January 1, 2015	$1,092,891	$24,340,451	$25,433,342
Capital withdrawals	—	(4,290,433)	(4,290,433)
Capital contributions	—	379,000	379,000
Net increase in partners’ capital resulting from operations	24,319	467,124	491,443

Partners’ capital at December 31, 2015	$1,117,210	$20,896,142	$22,013,352

See accompanying Notes to Financial Statements.

B-83	10

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements

December 31, 2015

1.	Organization and Business

Driehaus Institutional Small Cap, L.P. (the “Fund”) is a limited partnership, which commenced operations on January 1, 1990. The primary purpose of the Fund is to generate capital appreciation by investing, trading, and otherwise dealing in domestic small capitalization equity securities of high-growth companies. The Fund generally invests in U.S. companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2015, 86.56% of the Fund’s partners’ capital was invested in U.S. companies and 12.87% of the Fund’s partners’ capital was invested in American Depository Receipts of companies located in Argentina, Beligum, Canada, France, Great Britain, Hong Kong, Israel, and India.

2.	Summary of Significant Account Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized and change in net unrealized gain and loss is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-84	11

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity securities*	$21,887,327	$—	$—	$21,887,327
Short term investments	142,028	—	—	142,028

Total	$22,029,355	$—	$—	$22,029,355

*	See schedule of investments for industry breakdown.

During the year ended December 31, 2015, there were no transfers between levels. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period. The Fund held no Level 3 assets during the year ended December 31, 2015.

Short Term Investments

Short term investments include money market mutual funds, which are priced at net asset value and categorized in Level 1 of the fair value hierarchy.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-85	12

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2015

3.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Fund adopted ASU 2015-07 effective December 31, 2015.

4.	Financial Highlights

Total return	0.70%
Ratios to average limited partners’ capital:
Net investment loss	(0.99)%
Expenses	1.42%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2015.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2015. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

B-86	13

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2015

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) of the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC and companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2015, was $288,335, of which $66,073 was payable as of year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2015, the General Partner’s capital balance represents 5.1% of partners’ capital. Also, as of December 31, 2015, capital balances of limited partners who are affiliates of the General Partner represent 14.9% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $500,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2015 were $52,746,422 and $56,949,787, respectively.

B-87	14

Driehaus Institutional Small Cap, L.P.

Notes to Financial Statements (continued)

December 31, 2015

10.	Subsequent Events

The Fund has evaluated events or transactions through July 27, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

B-88	15

FINANCIAL STATEMENTS

Driehaus Small Cap Investors, L.P.

Year Ended December 31, 2015

With Report of Independent Auditors

B-89

Driehaus Small Cap Investors, L.P.

Financial Statements

Year Ended December 31, 2015

B-90

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The General Partner

Driehaus Small Cap Investors, L.P.

We have audited the accompanying financial statements of Driehaus Small Cap Investors, L.P., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

B-91	1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Small Cap Investors, L.P. at December 31, 2015, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 15, 2016

B-92	2

Driehaus Small Cap Investors, L.P.

Statement of Assets and Liabilities

December 31, 2015

Assets
Equity securities, at fair value (cost $2,622,132)	$2,913,997
Receivable for securities sold	14,380
Cash and cash equivalents	2,722
Dividends receivable	727

Total assets	2,931,826
Liabilities
Accrued liabilities and accounts payable	26,752
Payable to affiliate	8,915
Payable for securities purchased	7,495

Total liabilities	43,162

partners’ capital	$2,888,664

See accompanying Notes to Financial Statements.

B-93	3

Driehaus Small Cap Investors, L.P.

Condensed Schedule of Investments

December 31, 2015

	Fair Value
	as Percent of	Fair
Equity Securities*	Partners’ Capital	Value
Information technology:
Software	14.55%	$420,407
IT services	8.45	244,007
Semiconductors and semiconductor equipment	5.97	172,550
Internet software and services	5.08	146,775
Other	1.25	36,170

	35.30	1,019,909
Health care:
Biotechnology	10.66	307,832
Health care equipment and supplies	7.29	210,466
Other	7.71	222,777

	25.66	741,075
Consumer discretionary	14.91	430,672
Industrials	8.20	236,741
Financials	5.88	169,875
Miscellaneous	10.93	315,725

Total equity securities (cost $2,622,132)	100.88	2,913,997
Other assets and liabilities, net	(0.88)	(25,333)

Total partners’ capital	100.00%	$2,888,664

*	No one security makes up more than 5% of partners’ capital.

See accompanying Notes to Financial Statements.

B-94	4

Driehaus Small Cap Investors, L.P.

Statement of Operations

Year Ended December 31, 2015

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $434)	$12,869
Other	857

Total income	13,726
Expenses:
Management fees	38,205
Professional fees	27,224
Custodian fees	13,954
Legal fees	2,262
Other	506

Total expenses	82,151

Net investment loss	(68,425)
Net realized and unrealized gain (loss) on equity securities
Net realized gain (loss) on equity securities	340,623
Change in net unrealized gain (loss) on equity securities	(265,182)

Net realized and unrealized gain (loss) on equity securities	75,441

Net increase in partners’ capital resulting from operations	$7,016

See accompanying Notes to Financial Statements.

B-95	5

Driehaus Small Cap Investors, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2015

	General	Limited
	Partner	Partners	Total
Partners’ capital at January 1, 2015	$834,467	$2,381,268	$3,215,735
Capital withdrawals	—	(394,087)	(394,087)
Capital contributions	—	60,000	60,000
Net increase (decrease) in partners’ capital resulting from operations	7,473	(457)	7,016

Partners’ capital at December 31, 2015	$841,940	$2,046,724	$2,888,664

See accompanying Notes to Financial Statements.

B-96	6

Driehaus Small Cap Investors, L.P.

Notes to Financial Statements

December 31, 2015

1.	Organization and Business

Driehaus Small Cap Investors, L.P. (the “Fund”) is a limited partnership, which commenced operations on August 1, 1999. The primary purpose of the Fund is to generate capital appreciation by investing, trading, and otherwise dealing in domestic small capitalization equity securities of high-growth companies. The Fund generally invests in U.S. companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2015, 87.84% of the Fund’s partners’ capital was invested in U.S. companies and 13.04% of the Fund’s partners’ capital was invested in American Depository Receipts of companies located in Argentina, Belgium, Canada, France, Great Britain, Hong Kong, Israel, and India.

2.	Summary of Significant Accounting Policies

The fiscal year-end of the Fund is December 31. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payables for securities purchased and receivables for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized and change in net unrealized gain and loss is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-97	7

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity securities*	$2,913,997	$—	$—	$2,913,997

*	See condensed schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2015.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Cash and Cash Equivalents

Cash and cash equivalents include cash and money market mutual funds, which are reported at quoted net asset value, with banks and brokers. Cash equivalents have an original or remaining maturity of 90 days or less.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-98	8

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2015

3.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Fund adopted ASU 2015-07 effective December 31, 2015.

4.	Financial Highlights

Total return	(1.10)%
Ratios to average limited partners’ capital:
Net investment loss	(2.61)%
Expenses	3.05%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2015.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2015. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

B-99	9

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2015

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 2% (2% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2015, was $38,205 of which $8,915 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2015, the General Partner’s capital balance represents 29.1% of partners’ capital. Also, as of December 31, 2015, capital balances of limited partners who are affiliates of the General Partner represent 10.8% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $150,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2015 were $6,879,249 and $7,262,100, respectively.

B-100	10

Driehaus Small Cap Investors, L.P.

Financial Statements (continued)

December 31, 2015

10.	Subsequent Events

From January 1, 2016 through April 15, 2016, partner capital withdrawals of $101,000 were disbursed to partners.

The Fund has evaluated events or transactions through April 15, 2016, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

B-101	11

FINANCIAL STATEMENTS

Driehaus Small Cap Recovery Fund, L.P.

Year Ended December 31, 2015

With Report of Independent Auditors

Driehaus Small Cap Recovery Fund, L.P.

Financial Statements

Year Ended December 31, 2015

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The General Partner

Driehaus Small Cap Recovery Fund, L.P.

We have audited the accompanying financial statements of Driehaus Small Cap Recovery Fund, L.P., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

B-104	1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Small Cap Recovery Fund, L.P. at December 31, 2015, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 15, 2016

B-105	2

Driehaus Small Cap Recovery Fund, L.P.

Statement of Assets and Liabilities

December 31, 2015

Assets
Equity securities, at fair value (cost $8,390,144)	$9,322,278
Cash and cash equivalents	53,274
Receivable for securities sold	46,035
Dividends receivable	2,323

Total assets	9,423,910
Liabilities
Payable to affliate	28,814
Accrued liabilities and accounts payable	27,547
Payable for securities purchased	24,143

Total liabilities	80,504

Partners’ capital	$9,343,406

See accompanying Notes to Financial Statements.

B-106	3

Driehaus Small Cap Recovery Fund, L.P.

Condensed Schedule of Investments

December 31, 2015

Equity Securities*	Fair Value as Percent of Partners’ Capital	Fair Value
Information technology:
Software	14.45%	$1,349,661
IT services	8.38	783,135
Semiconductors and semiconductor equipment	5.92	553,437
Internet software and services	5.03	469,824
Other	1.23	115,379

	35.01	3,271,436
Health care:
Biotechnology	10.51	982,324
Health care equipment and supplies	7.24	676,119
Other	7.56	706,084

	25.31	2,364,527
Consumer discretionary	14.73	1,376,653
Industrials	8.11	757,693
Financials	5.82	543,721
Miscellaneous	10.79	1,008,248

Total equity securities (cost $8,390,144)	99.77	9,322,278
Other assets and liabilities, net	0.23	21,128

Total partners’ capital	100.00%	$9,343,406

*	No one security makes up more than 5% of partners’ capital.

See accompanying Notes to Financial Statements.

B-107	4

Driehaus Small Cap Recovery Fund, L.P.

Statement of Operations

Year Ended December 31, 2015

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $1,371)	$40,848
Other	1,483

Total income	42,331
Expenses:
Management fees	119,395
Professional fees	27,778
Custodian fees	12,793
Legal fees	1,541
Other	494

Total expenses	162,001

Net investment loss	(119,670)
Net realized and unrealized gain (loss) on equity securities
Net realized gain (loss) on equity securities	1,188,438
Change in net unrealized gain (loss) on equity securities	(994,808)

Net realized and unrealized gain (loss) on equity securities	193,630

Net increase in partners’ capital resulting from operations	$73,960

See accompanying Notes to Financial Statements.

B-108	5

Driehaus Small Cap Recovery Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2015

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2015	$1,463,816	$9,192,512	$10,656,328
Capital withdrawals	(328,500)	(1,058,382)	(1,386,882)
Capital contributions	—	—	—
Net increase in partners’ capital resulting from operations	34,437	39,523	73,960

Partners’ capital at December 31, 2015	$1,169,753	$8,173,653	$9,343,406

See accompanying Notes to Financial Statements.

B-109	6

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements

December 31, 2015

1.	Organization and Business

Driehaus Small Cap Recovery Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on January 1, 1997. The primary purpose of the Fund is to generate capital appreciation by investing in domestic small capitalization common stocks of high-growth companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2015, 86.84% of the Fund’s partners’ capital was invested in U.S. companies and 12.93% of the Fund’s partners’ capital was invested in American Depository Receipts of companies located in Argentina, Belgium, Canada, France, Great Britain, Hong Kong, Israel, and India.

2.	Summary of Significant Accounting Policies

The fiscal year-end of the Fund is December 31. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized and change in net unrealized gain and loss is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-110	7

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity securities*	$9,322,278	$—	$—	$9,322,278
Cash and cash equivalents – Money market mutual funds	49,570	—	—	49,570

Total	$9,371,848	$—	$—	$9,371,848

*	See condensed schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2015.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Cash and Cash Equivalents

Cash and cash equivalents include cash and money market mutual funds, which are reported at quoted net asset value, with banks and brokers. Cash equivalents have an original or remaining maturity of 90 days or less.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-111	8

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

3.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Fund adopted ASU 2015-07 effective December 31, 2015.

4.	Financial Highlights

Total return	0.34%
Ratios to average limited partners’ capital:
Net investment loss	(1.34)%
Expenses	1.75%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2015.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2015. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

B-112	9

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) for the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2015, was $119,395, of which $28,814 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2015, the General Partner’s capital balance represents 12.5% of partners’ capital. Also, as of December 31, 2015, capital balances of limited partners who are affiliates of the General Partner represent 2.9% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $250,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2015 were $21,891,889 and $23,367,914, respectively.

B-113	10

Driehaus Small Cap Recovery Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

10.	Subsequent Events

From January 1, 2016 through April 15, 2016, partner capital withdrawals of $146,000 were disbursed to partners.

The Fund has evaluated events or transactions through April 15, 2016, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

B-114	11

FINANCIAL STATEMENTS

Driehaus Institutional Small Cap Recovery Fund, L.P.

Year Ended December 31, 2015

With Report of Independent Auditors

Driehaus Institutional Small Cap Recovery Fund, L.P.

Financial Statements

Year Ended December 31, 2015

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The General Partner

Driehaus Institutional Small Cap Recovery Fund, L.P.

We have audited the accompanying financial statements of Driehaus Institutional Small Cap Recovery Fund, L.P., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

B-117	1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Institutional Small Cap Recovery Fund, L.P. at December 31, 2015, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 15, 2016

B-118	2

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Assets and Liabilities

December 31, 2015

Assets
Equity securities, at fair value (cost $5,538,223)	$6,176,559
Cash and cash equivalents	32,705
Receivable for securities sold	30,304
Dividends receivable	1,540

Total assets	6,241,108
Liabilities
Accrued liabilities and accounts payable	23,044
Payable for securities purchased	15,985
Payable to affiliate	14,632

Total liabilities	53,661

Partners’ capital	$6,187,447

See accompanying Notes to Financial Statements.

B-119	3

Driehaus Institutional Small Cap Recovery Fund, L.P.

Condensed Schedule of Investments

December 31, 2015

Equity Securities*	Fair Value as Percent of Partners’ Capital	Fair Value
Information technology:
Software	14.41%	$891,584
IT services	8.35	516,846
Semiconductors and semiconductor equipment	5.91	365,846
Internet software and services	5.02	310,751
Other	1.24	76,651

	34.93	2,161,678
Health care:
Biotechnology	10.58	654,600
Health care equipment and supplies	7.21	446,186
Other	7.63	471,963

	25.42	1,572,749
Consumer discretionary	14.74	912,281
Industrials	8.10	501,335
Financials	5.81	359,761
Miscellaneous	10.82	668,755

Total equity securities (cost $5,538,223)	99.82	6,176,559
Other assets and liabilities, net	0.18	10,888

Total partners’ capital	100.00%	$6,187,447

*	No one security makes up more than 5% of partners’ capital.

See accompanying Notes to Financial Statements.

B-120	4

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Operations

Year Ended December 31, 2015

Net investment income (loss)
Income:
Dividends (net of withholding taxes of $1,060)	$32,561
Other	6,609

Total income	39,170

Expenses:
Management fees	75,755
Professional fees	21,910
Custodian fees	13,185
Legal fees	1,730
Other	685

Total expenses	113,265

Net investment loss	(74,095)

Net realized and unrealized gain (loss) on equity securities
Net realized gain (loss) on equity securities	1,406,692
Change in net unrealized gain (loss) on equity securities	(980,750)

Net realized and unrealized gain (loss) on equity securities	425,942

Net increase in partners’ capital resulting from operations	$351,847

See accompanying Notes to Financial Statements.

B-121	5

Driehaus Institutional Small Cap Recovery Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2015

	General Partner	Limited Partners	Total
Partners’ capital at January 1, 2015	$1,530,212	$7,581,035	$9,111,247
Capital withdrawals	(328,500)	(2,947,147)	(3,275,647)
Capital contributions	—	—	—
Net increase in partners’ capital resulting from operations	39,263	312,584	351,847

Partners’ capital at December 31, 2015	$1,240,975	$4,946,472	$6,187,447

See accompanying Notes to Financial Statements.

B-122	6

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes to Financial Statements

December 31, 2015

1.	Organization and Business

Driehaus Institutional Small Cap Recovery Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on November 1, 2001. The primary purpose of the Fund is to generate capital appreciation by investing in domestic small capitalization equity securities of high-growth companies with market capitalizations similar to companies included in the Russell 2000 Growth Index or other small cap indices at the time of purchase. However, a material portion of the portfolio of the Fund may be invested in companies with market capitalizations that preclude their inclusion in such indices. At December 31, 2015, 86.91% of the Fund’s partners’ capital was invested in U.S. companies and 12.91% of the Fund’s partners’ capital was invested in American Depository Receipts of companies located in Argentina, Belgium, Canada, France, Great Britain, Hong Kong, Israel, and India.

2.	Summary of Significant Accounting Policies

The fiscal year-end of the Fund is December 31. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions and Investment Income

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Equity securities are valued at fair value based upon the last reported sale as of the last day of the accounting period. Securities for which a market quotation is not available are valued at the last quoted sale price or by obtaining broker-dealer quotations, which may be the last bid price or the mean between the last bid and ask price. Securities, which are not actively traded, are valued on a case-by-case basis at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized and change in net unrealized gain and loss is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B-123	7

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity securities*	$6,176,559	$—	$—	$6,176,559
Cash and cash equivalents – Money market mutual funds	26,331	—	—	26,331

Total	$6,202,890	$—	$—	$6,202,890

*	See condensed schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2015.

Investment Income and Operating Expenses

Dividends from equity securities are recognized as income on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income, as applicable, and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Cash and Cash Equivalents

Cash and cash equivalents include cash and money market mutual funds, which are reported at quoted net asset value, with banks and brokers. Cash equivalents have an original or remaining maturity of 90 days or less.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

B-124	8

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2015

3.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Fund adopted ASU 2015-07 effective December 31, 2015.

4.	Financial Highlights

Total return	0.61%
Ratios to average limited partners’ capital:
Net investment loss	(1.13)%
Expenses	1.62%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee and excluding the effects of contributions or withdrawals for the entire year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2015.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2015. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

B-125	9

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2015

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC serves as investment adviser to the Fund. DCM LLC advises other investment partnerships and various other accounts with similar investment objectives, and trades are allocated accordingly. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 1.5% (1.5% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. The management fee is lowered to 1/12 of 1% (1% annualized) for the portion of individual partners’ capital balances in excess of $3,000,000. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2015, was $75,755, of which $14,632 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. This fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2015, the General Partner’s capital balance represents 20.1% of partners’ capital. Also, as of December 31, 2015, capital balances of limited partners who are affiliates of the General Partner represent 31.6% of partners’ capital.

7.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

8.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $500,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

9.	Investment Transactions

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2015 were $16,918,561 and $20,245,953, respectively.

B-126	10

Driehaus Institutional Small Cap Recovery Fund, L.P.

Notes of Financial Statements (continued)

December 31, 2015

10.	Subsequent Events

From January 1, 2016 through April 15, 2016, partner capital withdrawals of $254,000 were disbursed to partners.

The Fund has evaluated events or transactions through April 15, 2016, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

B-127	11

DRIEHAUS MUTUAL FUNDS

FORM N-lA

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i)	Registrant’s Amended and Restated Declaration of Trust dated June 6, 2013 is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(a)(ii)	Written Instrument Amending the Amended and Restated Declaration of Trust dated June 4, 2015 is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 19, 2015.

(a)(iii)	Written Instrument Establishing and Designating Driehaus International Small Cap Growth Fund dated February 26, 2007 is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 9, 2007.

(a)(iv)	Written Instrument Establishing and Designating Driehaus Active Income Fund dated February 23, 2009 is incorporated herein by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 6, 2009.

(a)(v)	Written Instrument Establishing and Designating Driehaus Select Credit Fund dated May 17, 2010 is incorporated herein by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed with the SEC on June 1, 2010.

(a)(vi)	Written Instrument Establishing and Designating Driehaus Emerging Markets Small Cap Growth Fund dated February 22, 2011 is incorporated herein by reference to Exhibit (a)(vix) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(a)(vii)	Written Instrument Establishing and Designating Driehaus Event Driven Fund dated November 27, 2012 is incorporated herein by reference to Exhibit (a)(xii) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 7, 2013.

(a)(viii)	Written Instrument Establishing and Designating Driehaus Micro Cap Growth Fund dated June 6, 2013 is incorporated herein by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 22, 2013.

(a)(ix)	Written Instrument Establishing and Designating Driehaus Frontier Emerging Markets Fund dated October 23, 2014 is incorporated herein by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 7, 2014.

(a)(x)	Written Instrument Establishing And Designating Driehaus Turnaround Opportunities Fund Dated August 4, 2015 is incorporated herein by reference to

Exhibit (a)(x) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 19, 2015.

(a)(xi)	Written Instrument Establishing And Designating Driehaus Multi-Asset Growth Economies Fund Dated September 14, 2016 is incorporated herein by reference to Exhibit (a)(xi) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 28, 2016.

(a)(xii)	Written Instrument Establishing And Designating Driehaus Small Cap Growth Fund Dated November 29, 2016 is incorporated herein by reference to Exhibit (a)(xii) of Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 17, 2017.

(a)(xiii)	Written Instrument Establishing And Designating Classes of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund dated June 8, 2017 is incorporated herein by reference to Exhibit (a)(xiii) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(b)	Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 26, 2016.

(c)	Not Applicable.

(d)(i)	Management Agreement dated September 25, 1996 between the Registrant and Driehaus Capital Management LLC (the “Adviser”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(ii)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Small Cap Growth Fund dated September 17, 2007 is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(d)(iii)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Active Income Fund dated June 1, 2009 is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(d)(iv)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Select Credit Fund dated September 30, 2010 is incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(d)(v)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Emerging Markets Small Cap Growth Fund dated August 19, 2011 is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 9, 2011.

(d)(vi)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Event Driven Fund, dated July 29, 2013 is incorporated herein by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(d)(vii)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Micro Cap Growth Fund, dated November 4, 2013 is incorporated herein by reference to Exhibit (d)(xiii) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 5, 2013.

(d)(viii)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Frontier Emerging Markets Fund is incorporated herein by reference as Exhibit (d)(ix) of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 14, 2015.

(d)(ix)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Multi-Asset Growth Economies Fund is incorporated herein by reference as Exhibit (d)(x) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 15, 2017.

(d)(x)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Emerging Markets Growth Fund is incorporated herein by reference as Exhibit (d)(x) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(e)	Amended and Restated Distribution Agreement dated September 13, 1999 between the Registrant and Driehaus Securities LLC is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(f)	Not Applicable.

(g)	Custody Agreement dated August 12, 2009 between the Registrant and The Northern Trust Company is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(i)	Transfer Agency Services Agreement dated September 25, 1996 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ii)	Amendment to the Transfer Agency Services Agreement dated March 31, 2002 between the Registrant and the Transfer Agent is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2002.

(h)(iii)	Anti-Money Laundering Amendment to the Transfer Agency Services Agreement dated July 24, 2002 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A

filed with the SEC on April 28, 2003.

(h)(iv)	Amendment to the Transfer Agency Services Agreement dated October 1, 2003 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 27, 2004.

(h)(v)	Amendment to the Transfer Agency Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vi)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement dated July 5, 2006 is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vii)	Red Flags Services Amendment to Transfer Agency Services Agreement dated January 1, 2011 is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(h)(viii)	Amendment to Transfer Agency Services Agreement dated October 12, 2011 is incorporated herein by reference to Exhibit (h)(ix) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 9, 2011.

(h)(ix)	Transfer Agency Agreement dated June 1, 2009 between the Registrant and UMB Fund Services, Inc. with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(x)	Amendment To Transfer Agency Services Agreement Dated September 9, 2016 is incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 28, 2016.

(h)(xi)	Administration and Accounting Services Agreement dated September 25, 1996 between the Registrant and The Bank of New York Mellon (“BNY Mellon”), is incorporated herein by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(xii)	Amendment to Administration and Accounting Services Agreement dated January 1, 2003 between the Registrant and BNY Mellon is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(xiii)	Amendment to Administration and Accounting Services Agreement for Fair Value Pricing Services dated September 12, 2005 is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s

Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(h)(xiv)	Amendment to Administration and Accounting Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(xv)	Administration and Accounting Services Agreement dated June 1, 2009 between Registrant and UMB Fund Services, Inc. with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(xx)	Expense Limitation Agreement with respect to the Driehaus Frontier Emerging Markets Fund is incorporated herein by reference to Exhibit (h)(xx) of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 14, 2015.

(h)(xxi)	Expense Limitation Agreement with respect to the Driehaus Multi-Asset Growth Economies Fund incorporated herein by reference to Exhibit (h)(xxi) of Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 25, 2017.

(h)(xxii)	Agreement and Plan of Exchange for Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xvi) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(h)(xxiii)	Agreement and Plan of Exchange for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 10, 2011.

(h)(xxiv)	Agreement and Plan of Exchange for Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (h)(xxiii) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(h)(xxv)	Agreement and Plan of Exchange for Driehaus Micro Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 5, 2013.

(h)(xxvi)	Agreement and Plan of Exchange for Driehaus Multi-Asset Growth Economies Fund is incorporated herein by reference as Exhibit (h)(xxvi) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 15, 2017.

(h)(xxvii)	AGREEMENT AND PLAN OF EXCHANGE FOR DRIEHAUS SMALL CAP GROWTH FUND IS FILED HEREWITH AS EXHIBIT (h)(xxvii).

(h)(xxviii)	Shareholder Services Plan with respect to Driehaus Active Income Fund is incorporated herein by reference to Exhibit (h)(xxiii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(xxix)	Shareholder Services Plan with respect to Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(h)(xxx)	Shareholder Services Plan with respect to Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (h)(xxvi) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(h)(xxxi)	Shareholder Services Plan With Respect To Driehaus Emerging Markets Growth Fund is incorporated herein by reference as Exhibit (h)(xxx) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(h)(xxxii)	SHAREHOLDER SERVICES PLAN WITH RESPECT TO DRIEHAUS SMALL CAP GROWTH FUND IS FILED HEREWITH AS EXHIBIT (h)(xxxii).

(h)(xxxi)	Letter Agreement between the Registrant and the Adviser with respect to CFTC Rule 4.5 Compliance and Filing Services is incorporated herein by reference to Exhibit (h)(xxvii) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 22, 2013.

(i)	OPINION AND CONSENT OF VEDDER PRICE P.C. WITH RESPECT TO DRIEHAUS SMALL CAP GROWTH FUND IS FILED HEREWITH AS EXHIBIT (i).

(j)	CONSENT OF ERNST & YOUNG LLP WITH RESPECT TO DRIEHAUS SMALL CAP GROWTH FUND IS FILED HEREWITH AS EXHIBIT (j).

(k)	Not Applicable.

(l)(i)	Subscription Agreement for Driehaus Active Income Fund is incorporated herein by reference to Exhibit (l)(iii) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 6, 2009.

(l)(ii)	Subscription Agreement for Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (l)(iv) of Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 20, 2010.

(l)(iii)	Subscription Agreement for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (l)(v) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 10, 2011.

(l)(iv)	Subscription Agreement for Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (l)(v) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(l)(v)	Subscription Agreement for Driehaus Micro Cap Growth Fund is incorporated herein by reference to Exhibit (l)(vi) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 5, 2013.

(l)(vi)	Subscription Agreement for Driehaus Frontier Emerging Markets Fund is incorporated herein by reference to Exhibit (l)(vi) of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 14, 2015.

(l)(vii)	Subscription Agreement for Driehaus Multi-Asset Growth Economies Fund is incorporated herein by reference to Exhibit (l)(vii) of Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 25, 2017.

(m)	Not Applicable.

(n)	Multiple Class Plan Pursuant to Rule 18f-3 with respect to Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund dated June 8, 2017 is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(p)	Code of Ethics and Business Conduct is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 19, 2015.

(q)(i)	Power of Attorney of Richard H. Driehaus dated December 6, 2011 is incorporated herein by reference to Exhibit (q)(ii) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 9, 2011.

(q)(ii)	Powers of Attorney of Francis J. Harmon and Daniel F. Zemanek dated February 21, 2012 are incorporated herein by reference to Exhibit (q)(ii) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 23, 2012.

(q)(iii)	Powers of Attorney of Theodore J. Beck and Dawn M. Vroegop dated November 27, 2012 are incorporated herein by reference to Exhibit (q)(iii) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 7, 2013.

(q)(iv)	Power of Attorney of Christopher J. Towle dated February 4, 2016 is incorporated herein by reference to Exhibit (q)(iv) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 29, 2016.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 30. INDEMNIFICATION.

Pursuant to Article V of the Amended and Restated Declaration of Trust (the “Declaration of Trust”), Trustees are not personally liable to any person other than the Registrant and the shareholders for any act, omission or obligation of the Registrant or another Trustee. Pursuant to the Declaration of Trust, no person who is or has been a Trustee shall be subject to any personal liability to the Registrant or shareholders except for liability arising from failure to perform his or her duties in conformance with the Declaration of Trust or from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Registrant generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except subject to applicable law.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Name	Position with Adviser	Other Business, Profession, Vocation or Employment

Richard H. Driehaus	Chairman and Chief Investment Officer	Chairman of Driehaus Securities LLC (“DS LLC”) and Driehaus Capital Management (USVI) LLC (“DCM USVI”)

Stephen J. Kneeley	President and Chief Executive Officer	President and Chief Executive Officer of DS LLC and DCM USVI

Janet L. McWilliams	Managing Director, Secretary and General Counsel	Managing Director, Secretary and General Counsel of DS LLC and Senior Vice President and Secretary of DCM USVI

Stephen T. Weber	Managing Director, Sales and Relationship Management	Managing Director, Sales and Relationship Management of DS LLC

Michelle L. Cahoon	Managing Director, Treasurer and Chief Financial Officer	Managing Director, Treasurer and Chief Financial Officer of DS LLC and Vice President, Treasurer and Chief Financial Officer of DCM USVI

Carla Dawson	Managing Director, Human Resources	None

Dan Rea	Managing Director, Director of Research	None

Maximilian Heitner	Managing Director, Risk Management and Research	None

Thomas M. Seftenberg	Managing Director, Relationship Management and Marketing	Managing Director, Relationship Management and Marketing of DS LLC

K.C. Nelson	Managing Director, Portfolio Manager	None

Michael P. Kailus	Assistant Secretary	Assistant Secretary of DS LLC and DCM USVI

Michael R. Shoemaker	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer of DS LLC

The principal business address of DS LLC and DCM USVI is 25 East Erie Street, Chicago, Illinois 60611.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) Not applicable.

(b)

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Richard H. Driehaus	Chairman	Trustee

Janet L. McWilliams	Managing Director, Secretary and General Counsel	Assistant Vice President and Chief Legal Officer

Stephen T. Weber	Managing Director, Sales and Relationship Management	None

Michelle L. Cahoon	Managing Director, Treasurer and Chief Financial Officer	Vice President and Treasurer

Thomas M. Seftenberg	Managing Director, Relationship Management and Marketing	None

Michael R. Shoemaker	Assistant Vice President and Chief Compliance Officer	Chief Compliance Officer and Assistant Vice President

Michael P. Kailus	Assistant Secretary	Assistant Secretary and Anti-Money Laundering Compliance Officer

The business address of the foregoing individuals is 25 East Erie Street, Chicago, Illinois 60611.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents are maintained:

(i)	At the offices of the Registrant;

(ii)	At the offices of Registrant’s investment adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, One East Erie Street, Chicago, Illinois 60611 and 17 East Erie, Chicago, Illinois 60611; or

(iii)	At the offices of Registrant’s custodian, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 (with respect to Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund), or administrator, The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809 (with respect to Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Frontier Emerging Markets Fund and Driehaus Small Cap Growth Fund); or

(iv)	At the offices of Registrant’s transfer agent and administrator, UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, Wisconsin 53212 (with respect to Driehaus Active Income Fund, Driehaus Select Credit Fund, Driehaus Event Driven Fund and Driehaus Multi-Asset Growth Economies Fund).

ITEM 34. MANAGEMENT SERVICES.

Not applicable.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 124 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 31st day of July, 2017.

DRIEHAUS MUTUAL FUNDS

By:	/s/ Stephen J. Kneeley
Stephen J. Kneeley, President

Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 31st day of July, 2017.

/s/ Stephen J. Kneeley Stephen J. Kneeley	President (Principal Executive Officer)

* Theodore J. Beck	Trustee

* Richard H. Driehaus	Trustee

* Francis J. Harmon	Trustee

* Dawn M. Vroegop	Trustee

* Daniel F. Zemanek	Trustee

* Christopher J. Towle	Trustee

/s/ Michelle L. Cahoon Michelle L. Cahoon	Treasurer (Principal Financial Officer)

* By:	/s/ Michelle L. Cahoon
Michelle L. Cahoon Attorney-In-Fact (pursuant to Power of Attorney)

*	Signed by Michelle L. Cahoon pursuant to a Power of Attorney previously filed as Exhibit (q)(ii) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 9, 2011, Powers of Attorney previously filed as Exhibit (q)(ii) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 23, 2012, Powers of Attorney previously filed as Exhibit (q)(iii) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 7, 2013 and Power of Attorney previously filed as Exhibit (q)(iv) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 29, 2016.

EXHIBIT INDEX

DRIEHAUS MUTUAL FUNDS

FORM N-1A REGISTRATION STATEMENT

Exhibit No.	Description

EX-99.28 (h)(xxvii)	Agreement and Plan of Exchange for Driehaus Small Cap Growth Fund

EX-99.28 (h)(xxxii)	Shareholder Services Plan with Respect to Driehaus Small Cap Growth Fund

EX-99.28 (i)	Opinion and Consent of Vedder Price P.C.

EX-99.28(j)	Consent of Ernst & Young LLP